SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
THE SECURITIES EXCHANGE ACT OF 1934

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SOURCE FINANCIAL, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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SOURCE FINANCIAL, INC.
604 Arizona Avenue
Santa Monica, California 90401

INFORMATION STATEMENT

To the Shareholders of Source Financial, Inc.:

Source Financial, Inc. (“SFI”) has entered into an agreement and plan of merger with CSES Group, Inc. (“CSES”), under which CSES will be merged with our subsidiary, CSES Acquisition, Inc. In the merger, each outstanding share of common stock of CSES will be converted into 10.65375 shares of our common stock (the “Exchange Ratio”) and each outstanding warrant and option to purchase CSES shares will be cancelled in exchange for a warrant or option to purchase shares of our common stock based on the Exchange Ratio. As a result of the merger, the former stockholders of CSES will own approximately 76.60% of the shares of our common stock to be outstanding immediately following the merger. Our current stockholders will own approximately 23.40% of our outstanding shares. These percentages do not give effect to any outstanding warrants, options or a convertible note.

The agreement and plan of merger with CSES was first approved by Edward DeFeudis, our sole director, on January 24, 2017. Under Delaware law, our stockholders need not approve the agreement.

In order to facilitate the merger, on January 24, 2017, Mr. DeFeudis, who owns 63.12% of our voting power, approved an amendment to our certificate of incorporation to be effected concurrently with the completion of the merger. The amendment will:

●	increase the authorized number of shares of our common stock from 12,000,000 to 500,000,000 shares and the number of shares of our preferred stock from 10,000 to 10,000,000 shares; and

●	change our corporate name from Source Financial, Inc. to Alltemp, Inc.

No further stockholder approval is required.

This Information Statement is being mailed to our stockholders on or about March 1, 2017. In accordance with applicable Securities and Exchange Commission regulations, the amendment to our certificate of incorporation will not be effected until at least 20 calendar days after this Information Statement is sent or given to stockholders. The amendment will not be effected if the merger with CSES fails to occur for any reason.

We are delivering only one copy of this Information Statement to stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. If you share an address with another stockholder and wish to receive a separate copy of this Information Statement, please write to Edward DeFeudis, our Chairman of the Board and Chief Executive Officer, at our address above, and we will promptly send you a separate copy. Shareholders sharing an address also can request either a single copy or multiple copies of all future annual reports, proxy statements and information statements by contacting Mr. DeFeudis.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

March 1, 2017	Sincerely,

/s/ EDWARD DEFEUDIS
Name: Edward DeFeudis
Title: Chief Executive Officer

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SUMMARY TERM SHEET

The following summary highlights, in question and answer format, the principal terms and provisions of the merger with CSES and other selected matters that are discussed more fully elsewhere in this Information Statement. This summary does not contain all of the information that may be important to you. You should read in their entirety this Information Statement and the other documents included or referred to in this Information Statement in order to fully understand the merger with CSES and the other matters discussed in this Information Statement.

The Parties

Q:       WHO ARE THE PARTIES TO THE MERGER?

A:       The parties to the agreement and plan of merger, dated as of January 19, 2017 are SFI, CSES and CSES Acquisition, Inc.

SFI is a corporation organized under the laws of Delaware. Our principal executive offices are located at 604 Arizona Avenue, Santa Monica, California 90401, and our telephone number is (424) 322-2201. Quotations for our common stock are available on the OTCQX under the symbol “SRCF,” but historically there has been limited trading volume in our common stock.

CSES Group, Inc. is a privately held corporation organized under the laws of Nevada. CSES has developed a proprietary refrigerant technology that management believes is a replacement for many refrigerants that have detrimentally affected the global environment. CSES’s principal executive office is located at 441 Nandy Drive, Roseburg, Oregon 97471, and its telephone number is (855) 687-4267.

CSES Acquisition, Inc. is a corporation organized under the laws of Nevada. It is a wholly owned subsidiary of SFI formed solely for purposes of facilitating the merger with CSES. It has no significant assets and is not engaged in any business or operations apart from its participation in the merger. It shares the principal executive offices and telephone number with those of SFI.

References in this Information Statement to “we,” “our” and “us” refer to SFI and its subsidiary.

The Information Statement

Q:       WHY AM I RECEIVING THIS INFORMATION STATEMENT?

A.       It is for your information only. The amendment to our certificate of incorporation was approved on January 24, 2017 by written consent of Edward DeFeudis, the holder of 63.12% of our voting power. In order to avoid costs, we did not solicit consents from all our stockholders in connection with the approval of the amendment. Under these circumstances, federal securities laws require us to furnish you with this Information Statement at least 20 calendar days before effecting the amendment.

Q:       WHY WAS THE AMENDMENT ADOPTED?

A:       The amendment to our certificate of incorporation was adopted for the principal purpose of facilitating the merger of our company with CSES, and will be effected concurrently with the completion of the merger. If the merger does not occur, the amendment will be void.

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Q:       WHAT WILL THE AMENDMENT DO?

A:       We currently have 12,000,000 shares of common stock authorized for issuance, of which 10,748,884 shares are outstanding and the remaining 1,251,116 shares are available for issuance. We also have authorized 10,000 shares of Preferred Stock of which 2,082 shares are outstanding. In the merger, we will issue a maximum of approximately 127,045,969 shares of our common stock to the current shareholders of CSES and reserve a maximum of approximately 50,903,617 additional shares for issuance upon the exercise of warrants, stock options and a convertible note that we will issue in the merger in exchange for outstanding warrants, options and the convertible note to purchase shares of CSES common stock. We also are required to issue an additional 7,653,464 shares in connection with the conversion of our outstanding preferred shares and notes and 20,404,987 shares in connection with a consulting agreement. At present, therefore, we do not have sufficient available authorized shares to complete the merger. The principal purpose of the amendment to our certificate of incorporation is to increase our authorized shares (to 500,000,000 shares) for this purpose. We also will increase the authorized shares of preferred stock from 10,000 to 10,000,000. We have no present commitment to issue any shares of common or preferred stock other than in connection with the merger. We also plan to adopt a new stock option plan. It is likely that we will issue additional shares of common stock and/or preferred stock in the future in connection with financings, strategic transactions and for compensatory purposes.

The amendment to our certificate of incorporation also will change our corporate name to “Alltemp, Inc.” to reflect that, as a result of the merger, we will succeed to the business and operations of CSES.

Q:       AM I BEING ASKED TO APPROVE THE AMENDMENT?

A:       No. The amendment has been approved by the holders of a majority of our outstanding voting power. No further stockholder approval of the amendment is required.

The Merger

Q:       WHY IS THE MERGER DESCRIBED AT LENGTH?

A:       The federal securities laws require that we distribute this Information Statement to our stockholders in connection with the adoption of the amendment to our certificate of incorporation. Since the amendment was adopted principally to facilitate the merger, in order to understand the amendment, it is important for you to be fully informed about the merger.

Q:       WHAT IS THE MERGER?

A:       We have agreed to a merger in which the shares of CSES common stock held by its shareholders will be converted into shares of our common stock. The merger will be accomplished as a merger of CSES with CSES Acquisition, Inc., a new wholly owned subsidiary of SFI formed for this purpose, in which CSES will be the surviving corporation. As a result of the merger, CSES will become our wholly owned subsidiary, we will change our name to “Alltemp, Inc.” and we will succeed to the business, assets and liabilities of CSES and own and operate its business and assets following the merger.

Q:       AM I BEING ASKED TO APPROVE THE MERGER?

A:       No. Under Delaware law, stockholder approval of the merger is not required.

Q:       WHAT WILL CSES STOCKHOLDERS RECEIVE IN THE MERGER?

A:       In the merger, each outstanding share of common stock of CSES will be converted into 10.65375 shares of our common stock.

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Q:       HOW WILL CSES WARRANTS AND OPTIONS BE TREATED IN THE MERGER?

A:       As part of the merger, all of the outstanding stock purchase warrants and stock options of CSES will be cancelled in exchange for warrants and options to purchase a number of shares of our common stock and at the exercise prices based on the Exchange Ratio and otherwise on the same terms as the CSES warrants and options. We also issue a new note for an existing CSES convertible note, convertible into shares of our common stock based on the Exchange Ratio.

Q:       WILL THE EXCHANGE RATIO CHANGE?

A:       No. There is no provision in the merger agreement for changing the exchange ratio of 10.65375 shares of our common stock (or warrant or option) for each share of CSES common stock (or CSES warrant or option).

Q:       WHAT PERCENTAGE OF OUR COMMON STOCK WILL BE ACQUIRED BY CSES STOCKHOLDERS IN THE MERGER?

A:       Based upon 38,807,335 shares of our common stock to be outstanding prior to the merger (after the conversion of our outstanding preferred stock and issuance of shares for consulting services), and assuming that 11,925,000 shares of common stock of CSES will be outstanding, the stockholders of CSES will receive in the merger 127,045,969 shares of our common stock (exclusive of derivative securities), representing approximately 76.60% of our common stock outstanding immediately following the merger.

Q:       DOES THIS PERCENTAGE GIVE EFFECT TO WARRANTS AND OPTIONS?

A:       No. CSES currently has outstanding warrants to purchase an aggregate of approximately 1,728,000 shares of CSES common stock at a weighted-average exercise price of approximately $7.13 per share and options to purchase an additional 2,815,910 shares of CSES common stock at a weighted-average exercise price of approximately $2.15 per share.

As part of the merger, the outstanding stock purchase warrants and stock options of CSES (and a convertible note) will be cancelled in exchange for warrants and options (and a note to purchase shares of our common stock) with the number thereof and the date exercise/conversion prices based on the Exchange Ratio and otherwise on the same terms as the CSES warrants and options (and note).

Q:       HOW WILL OUR SHARES BE TREATED IN THE MERGER?

A:       Our outstanding shares of common stock will remain outstanding after the merger and will not be directly affected by it; however, the percentage ownership of our current stockholders will be substantially diluted as described above. Since we will carry on CSES’s business following the merger, our current stockholders will have an ownership interest in CSES’s business following the merger.

Q:       WHO WILL BE OUR DIRECTORS AND EXECUTIVE OFFICERS AFTER THE MERGER?

A:       Edward DeFeudis, our sole director and executive officer, has agreed to resign as a director and executive officer upon completion of the merger, and to appoint the current directors and executive officers of CSES to serve as our directors and executive officers. See “MANAGEMENT - CSES; Directors and Executive Officers” for information regarding CSES’s directors and executive officers.

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Q:       ARE THERE CONDITIONS TO THE MERGER?

A:       Yes. The completion of the merger is subject to several conditions, the most significant of which is that this Amendment be effective. This and the other conditions to the merger are described under the caption “THE MERGER - Conditions to the Merger”.

Q:       CAN THE CONDITIONS TO THE MERGER BE WAIVED?

A:       Yes.

Q:       WHEN WILL THE MERGER BE COMPLETED?

A:       We expect the merger to be completed on or about March 31, 2017, assuming the conditions to the merger have been satisfied or waived. It is possible, however, that one or more conditions to the merger will not be satisfied and that it will not be completed. This and other considerations are described under the caption “FURTHER CONSIDERATIONS”.

Q:       WHY IS THE MERGER BEING UNDERTAKEN?

A:       Our sole director, Edward DeFeudis, approved the merger with CSES because our plan was to acquire several early stage companies with attractive growth potential, find financing for them and then sell them at a profit. However, we were introduced to CSES which we believe to have a strong management team, promising technology and a net worth to obtain financing and new business. By merging with CSES, our stockholders will be able to participate in CSES’s emerging refrigerant business.

CSES agreed to the merger in order to acquire our status as a reporting company under the federal securities laws, which CSES believes may facilitate raising the capital necessary to fund its ongoing product development activities and other operations. CSES also believes that becoming a public company may assist in attracting and retaining additional qualified executives and other professional personnel as its business expands.

Q:       ARE CSES’S BUSINESS, PROSPECTS AND FINANCIAL CONDITION RELEVANT TO A CONSIDERATION OF THE MERGER?

A:       Yes. In determining to approve the merger, our sole director and executive officer considered CSES’s business, prospects and financial condition. We may discontinue or transfer out our current app development business after the merger. Following the merger, we will carry on CSES’s business and our stockholders will continue to hold their shares of our common stock, so CSES’s business, prospects and financial condition also are relevant to your understanding of the merger.

Q:       HOW WERE THE MERGER TERMS DETERMINED?

A:       The terms of the merger were determined by arm’s-length negotiations between CSES and us.

Q:       WAS AN OPINION OBTAINED FROM A FINANCIAL ADVISER?

A:       No. Neither we nor CSES obtained an opinion from a financial adviser regarding the terms of the merger.

Q:       AM I ENTITLED TO DISSENTERS’ OR APPRAISAL RIGHTS?

A:       No. Under Delaware law, no dissenters’ or appraisal rights are available in connection with the merger or the amendment to our certificate of incorporation.

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Q:       ARE THERE OTHER CONSIDERATIONS?

A:       Yes. There are a number of other considerations relating to the merger and to CSES that are relevant to your understanding of the merger, since we will succeed to CSES’s business, assets and liabilities as a result of the merger and after the merger our stockholders will have an ownership interest in CSES’s business:

●	The percentage ownership of our existing stockholders will be reduced to approximately 23.40% as a result of our issuance of shares in the merger, without giving effect to any outstanding warrants or options.

●	Following the merger, our stockholders will be subject to all of the risks inherent in CSES’s business, which is in the development stage.

●	There may be no active trading market for our common stock, and our common stock will continue to be subject to risks associated with a low-priced stock of an early stage company.

Q:       ARE THERE TAX CONSEQUENCES TO ME OF THE MERGER?

A:       No.

Q:       HOW WILL THE MERGER BE ACCOUNTED FOR?

A:       We will account for the merger as a reverse acquisition. For financial accounting purposes, therefore, CSES will be considered the acquiring corporation. For unaudited pro forma financial information that gives effect to the merger, see “UNAUDITED PRO FORMA FINANCIAL INFORMATION”.

Q:       ARE REGULATORY APPROVALS REQUIRED?

A:       No. Other than the filing with the Securities and Exchange Commission and distribution to our stockholders of this Information Statement, the filing of a certificate of merger with the Nevada Secretary of State and the filing of the amendment to our certificate of incorporation with the Delaware Secretary of State, there are no filings, consents or approvals of any regulatory agencies or authorities or other regulatory requirements in connection with the merger.

Q:       DO I NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT?

A:       No. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Q:       WHOM CAN I CALL WITH QUESTIONS REGARDING THIS INFORMATION STATEMENT?

A:       You may call Edward DeFeudis, our Chairman of the Board and Chief Executive Officer, at (424) 322-2201.

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MERGER

Terms of the Merger

In the merger, each outstanding share of common stock of CSES will be converted into 10.65375 (the “Exchange Ratio”) shares of our common stock and each outstanding warrant and option (and a convertible note) to purchase CSES common stock will be canceled in exchange for a warrant or option to purchase the number of shares of our common stock and at an exercise/conversion price based on the exchange ratio 10.653.75. A more detailed description of the terms of the merger is set forth below in this section of the Information Statement under “The Agreement and Plan of Reorganization.”

Reasons for the Merger and the Fairness of the Merger

Edward DeFeudis, our sole director, determined that we should undertake the merger with CSES pursuant to the agreement and plan of reorganization, and believes that the terms of the merger are fair to our stockholders, for the following reasons:

●	Because of our lack of significant business or operations, and because there is little or no trading volume in our common stock on the OTCQX, our stockholders have little potential to realize appreciation in the market price of their common stock.

●	Mr. DeFeudis and our prior directors have devoted considerable time and attention to identifying one or more attractive businesses or companies to acquire or merge with, and have concluded that a merger with CSES provides the best opportunity for our company.

●	CSES owns or has exclusive rights to a number of technologies relating to the refrigerant business, and is actively engaged in the development of new products based upon its technology.

●	CSES has in place an experienced management team and board of directors who are willing to become our directors and management and to continue to manage CSES’s business following the merger.

Based upon the factors described above, we believe that the agreement and plan of merger provide a fair and reasonable opportunity for our stockholders to participate in CSES’s business and to realize potential appreciation in the value of their common stock following the merger. Our sole director did not assign any particular weight to these factors in determining to approve the agreement and plan of reorganization.

In approving the agreement and plan of merger, our sole director did not seek or obtain any fairness opinion in connection with the merger.

The agreement and plan of merger does not require the approval of our stockholders under Delaware law, and we will not seek stockholder approval of the merger.

Effects of the Merger

The percentage ownership of our stockholders will be diluted by more than 76% as a result of the merger. We expect our common stock to continue to be traded on the OTCQX immediately after the merger.

CSES will become our wholly owned subsidiary at the effective time of the merger. CSES Acquisition, Inc. will cease to exist at the effective time of the merger. At the effective time of the merger, we will succeed to all of CSES’s business, assets, liabilities and operations, which will constitute our only business and operations and substantially all of our assets and liabilities. We intend to continue to operate CSES’s business following the merger substantially as CSES has operated it. CSES’s current directors and management will become our directors and management upon completion of the merger, and those directors and management may evaluate CSES’s post-merger business operations from time to time and make or engage in whatever changes that they then determine are appropriate and in the best interests of our stockholders.

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Prior to the effective time of the merger, we will file with the Delaware Secretary of State the amendment to our certificate of incorporation to increase our authorized shares of common stock and preferred stock, and change our name to “Alltemp, Inc.”

Expenses Attributable to the Merger

We estimate that the aggregate expenses to be incurred in connection with the merger will be approximately $65,000, consisting of approximately $50,000 in legal fees payable to our counsel and counsel to CSES, approximately $10,000 in accounting fees payable to our accountants and the accountants for CSES, $2,000 for the printing and mailing of this Information Statement and approximately $3,000 of miscellaneous expenses.

Regulatory Requirements

We are not aware of any state or federal regulatory requirements that must be complied with in connection with the merger other than the filing with the Securities and Exchange Commission and distribution to our stockholders of this Information Statement, the filing of a certificate of merger with the Nevada Secretary of State and the filing of the amendment to our certificate of incorporation with the Delaware Secretary of State.

The Agreement and Plan of Merger

The full text of the agreement and plan of merger is attached to this Information Statement as Appendix A. The following is a summary of the principal terms of the agreement and plan of reorganization.

The Merger and Merger Consideration

The parties to the agreement and plan of reorganization are Source Financial, Inc., CSES Group, Inc. and CSES Acquisition, Inc., which is a wholly-owned subsidiary of Source Financial, Inc.

We anticipate that the merger will be completed prior to March 31, 2017. The merger will become effective at the time a certificate of merger is filed with the Nevada Secretary of State. At the effective time of the merger, CSES Acquisition, Inc. will merge into CSES, and CSES will continue as the surviving corporation.

As soon as the certificate of merger is filed with the Nevada Secretary of State, each outstanding share of common stock of CSES will be converted into 10.65375 shares of our common stock. Immediately prior to the closing of the merger, it is expected that CSES will have outstanding approximately 10,325,000 shares of common stock so that SFI will issue to the shareholders of CSES 127,045,969 in connection with the merger based on the Exchange Ratio.

Our outstanding shares of common stock will remain outstanding following the merger and will not be directly affected by it. The outstanding shares of common stock of CSES Acquisition, Inc. (all of which are held by us) will be converted into shares of CSES’s common stock on a one-for-one basis on the effective date of the merger. CSES will become our wholly owned subsidiary once the certificate of merger is filed with the Nevada Secretary of State.

As part of the merger, the outstanding stock purchase warrants and stock options (and a convertible note) of CSES will be cancelled in exchange for warrants and options (and a convertible note) to purchase shares of our common stock with the number of and exercise/conversion prices based on the Exchange Ratio and otherwise on the same terms as the CSES warrants and options (and convertible note).

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CSES currently has outstanding warrants to purchase approximately 1,728,000 shares of CSES common stock at a weighted-average exercise price of approximately $7.13 per share and options to purchase an additional approximately 2,815,910 shares of CSES common stock at a weighted-average exercise price of approximately $2.15 per share. CSES also has issued a convertible note, convertible into 50,281 shares of CSES’s common stock. All of these numbers are prior to applying the Exchange Ratio.

Restrictions on Sales of Shares by Affiliates

We will issue the shares of our common stock in the merger in a private transaction under Section 4(2) and Rule 506 under the Securities Act of 1933. As a result, the shares will constitute “restricted” shares within the meaning of Rule 144 under the Securities Act of 1933. In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned restricted shares for at least one year, including persons who may be deemed to be our “affiliates” after the merger, would be entitled to sell within any three-month period a number of shares that does not exceed the greater of 1% of our then-outstanding shares (approximately 1,270,460 shares) or the average weekly trading volume of our shares during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to manner-of-sale provisions, notice requirements and the availability of current public information about us. A person who has not been an affiliate of ours at any time during the three months preceding a sale, and who has beneficially owned shares for at least six months, would be entitled under Rule 144 to sell such shares without regard to any volume limitations under Rule 144 subject to the Company being current in its filings.

Representations and Warranties

We make customary representations and warranties to CSES in the agreement and plan of reorganization regarding such matters as our corporate power and authority, capitalization, business, assets, liabilities and other matters. CSES also makes similar representations and warranties to us in the agreement and plan of reorganization.

The agreement and plan of reorganization contain mutual indemnification obligations in the event any party breaches its representations and warranties made in the agreement.

Closing Conditions

CSES’s obligations under the agreement and plan of reorganization to complete the merger with us are subject to satisfaction of certain conditions, including the following:

●	The representations and warranties by SFI contained in the agreement and plan of merger shall be true at and as of the closing and the effective time of the merger as though such representations and warranties were made at and as of such time.

●	SFI shall have performed and complied with all covenants, agreements and conditions and shall have executed and delivered all documents required by the agreement and plan of merger to be performed or complied with or executed and delivered by them prior to the closing.

●	All of the directors and officers of SFI shall have resigned in writing from their positions as directors and officers effective upon the election and appointment of the CSES nominees, and the directors of SFI shall take such action as may be necessary or desirable regarding such election and appointment of CSES’s nominees.

●	All derivative securities of SFI shall have been cancelled or converted so that as of the closing SFI shall have no more than 38,807,335 shares of common stock outstanding.

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●	SFI shall have no liabilities of any nature in an amount in excess of $25,000.

●	SFI shall have taken all corporate action necessary to approve the amendment to our certificate of incorporation, and the amendment shall have been filed with the Secretary of State of the State of Delaware.

●	All agreements relating to employment or retention of employees or consultants of SFI shall have been terminated without liability to SFI.

Our obligations under the agreement and plan of reorganization to complete the merger are subject to satisfaction of the following conditions:

●	The representations and warranties by CSES contained in the agreement and plan of merger shall be true at and as of the closing and the effective time of this merger as though such representations and warranties were made at and as of such times.

●	CSES shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by the agreement and plan of reorganization to be performed or complied with by it prior to or at the closing.

Waiver of Conditions

We or CSES may, in our discretion, waive any condition to our respective obligations under the agreement and plan of reorganization.

Termination of the Agreement and Plan of Reorganization

The agreement and plan of reorganization may be terminated at any time and the merger abandoned prior to the effective time of the merger:

●	By our mutual agreement.

●	By either us or CSES if the merger is not consummated by February 25, 2017(unless that date is extended by mutual agreement).

●	By either us or CSES in the event of a material breach by the other of its representations and warranties made in the agreement and plan of merger.

In the event of the termination of the agreement and plan of reorganization, all obligations of the parties will terminate, except for each party’s obligation to bear its own costs and expenses. The termination also will not relieve any party from liability for any breach of the agreement and plan of merger.

Other Agreements

Other than as described in this Information Statement, there are no agreements relating to the agreement and plan of merger or the merger.

Director and Shareholder Approval

Edward DeFeudis, in his capacity as our sole director, approved the agreement and plan of merger on January 24, 2017. No further approvals by our directors or stockholders are required under Delaware law.

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Tax Consequences

There are no tax consequences of the merger to us or to our stockholders. The merger is expected to qualify as a tax-free reorganization as to CSES and its stockholders.

Dissenters’ Rights

Under Delaware law, there are no dissenters’ or appraisal rights available in connection with the merger.

CSES’s Reasons for the Merger and Merger Negotiations

CSES’s principal reason for entering into the agreement and plan of merger was to facilitate raising needed capital to fund its product development activities and other business activities. The management of CSES believes that acquiring our status as a public company also may assist in attracting and retaining additional qualified executive officers and other professional personnel as CSES’s business and operations expand.

OTHER CONSIDERATIONS

This section describes other considerations that are important to your understanding of the merger and the other information in this Information Statement.

Cautionary Statement Concerning Forward-looking Statements

THIS INFORMATION STATEMENT CONTAINS FORWARD-LOOKING STATEMENTS RELATING TO FUTURE ACTIONS AND EVENTS, AND ACTUAL ACTIONS AND EVENTS MAY DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS.

This Information Statement contains forward-looking statements regarding, among other things, the planned product development activities relating to CSES’s technologies and our other actions following completion of our merger with CSES. Such statements are generally accompanied by words such as “intend,” “anticipate,” “believe,” “estimate,” “expect” or similar terms.

Although we believe that the assumptions underlying the forward-looking statements in this Information Statement are reasonable, any of the assumptions could prove to be inaccurate and, therefore, there cannot be any assurance that any of the results contemplated in the forward-looking statements will be realized. The inclusion of forward-looking information should not be regarded as a representation by us, CSES or any other person that the future actions, events or results contemplated by us or CSES will be achieved. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events.

Considerations Relating to the Merger

OUR SHAREHOLDERS WILL EXPERIENCE SUBSTANTIAL DILUTION AS A RESULT OF THE ISSUANCE OF OUR SHARES IN THE MERGER.

Immediately after the merger our current stockholders will hold approximately 23.40% of our outstanding common stock and the former stockholders of CSES will own approximately 76.60%. These percentages do not give effect to any outstanding warrants or options shares issuable upon conversion of a promissory note.

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FOLLOWING THE MERGER, OUR SHAREHOLDERS WILL BE SUBJECT TO THE RISKS INHERENT IN CSES’S BUSINESS.

We will succeed to CSES’s business, operations, assets and liabilities as a result of the merger, and our stockholders will be subject to the significant risks inherent in a development-stage business. The risks that we believe are the most important are discussed below.

Considerations Relating to CSES’s Business

WE HAVE A HISTORY OF OPERATING LOSSES AND WILL NEED TO GENERATE SIGNIFICANT REVENUES TO ACHIEVE OR MAINTAIN OUR PROFITABILITY.

Since inception, we have been engaged in start-up activities relating to the development and commercialization of our proprietary refrigerant alltemp® which require substantial capital and other expenditures. As a result, we have not sustained profitability, and may continue to incur losses in the future. We expect our cash needs to increase significantly for the next several years as we:

●	Protect the proprietary nature and further develop alltemp®;

●	increase awareness of our products;

●	plan and launch commercial sales and marketing of alltemp®;

●	expand our customer support and service operations;

●	hire additional manufacturing, marketing and administrative personnel; and

●	implement new and upgraded operational and financial systems, procedures and controls.

As a result of these continuing expenses, we need to generate significant revenues to achieve and maintain profitability. If we do not continue to increase our revenues, our business, results of operations and financial condition could be materially and adversely affected.

THE LOSS OF KEY PERSONNEL OR DAMAGE TO THEIR REPUTATIONS COULD ADVERSELY AFFECT OUR PRODUCT OFFERING, WHICH WOULD ADVERSELY AFFECT OUR BUSINESS.

Our success depends upon the continued services of our senior management and other key employees, in particular Bob Davis, our Chairman of the Board, and the inventor of alltemp®. We would expect that the loss of the services of one or more of our key employees, particularly Bob Davis, would have an adverse effect on our operations. We would also expect that any damage to the reputation of our senior managers, including Bob Davis, would adversely affect our business. We do not maintain any “key person” life insurance on any of our employees, including Bob Davis.

THE COMMERCIAL REFRIGERANT INDUSTRY IS HIGHLY COMPETITIVE AND SUCH COMPETITION IS LIKELY TO INCREASE, WHICH MAY ADVERSELY INFLUENCE OUR OFFERING PRICES TO CUSTOMERS AND DISTRIBUTORS, AND AS A RESULT, OUR PROFIT MARGINS.

The commercial refrigerant market is highly competitive and dominated by well capitalized, global entities such as DuPont, Honeywell and Arkema. The level of competition has increased in recent years, and other providers of commercial refrigerants have established a sizable market share and distribution channels. Most of our competitors have substantially greater capital and technological, management and marketing resources than we have. This competition may influence the prices we can charge and requires us to control costs aggressively in order to maintain acceptable profit margins.

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WE FACE UNCERTAINTY ABOUT ADDITIONAL FINANCING FOR OUR FUTURE CAPITAL NEEDS, WHICH MAY PREVENT US FROM GROWING OUR BUSINESS.

To achieve our business objectives we will require financing for working capital and capital expenditures that we may raise through public or private sales of our debt and equity securities, joint ventures and strategic partnerships. No assurance can be given that such additional funds will be available to us on acceptable terms, if at all. When we raise additional funds by issuing equity securities, dilution to our existing stockholders will result. If adequate additional funds are not available to us, we may be required to significantly curtail the development of one or more of our projects and our projections and results of operations would be materially and adversely affected.

WE CURRENTLY RELY IN PART ON PATENT, TRADEMARK AND COMMON LAW TO PROTECT OUR INTELLECTUAL PROPERTY; AS WE SEEK ADDITIONAL PROTECTION IN THE FUTURE, WE MAY FAIL TO SUCCESSFULLY QUALIFY FOR ADDITIONAL PATENT PROTECTION OR REGISTRATION OF OUR TRADEMARKS AND TRADE NAMES, CAUSING US TO POTENTIALLY LOSE OUR RIGHTS TO THESE INTELLECTUAL PROPERTIES AND MARKS.

Currently, the alltemp® technology is the subject of several United States and international patent applications for a universal refrigerant and manufacturing process, and we intend to file additional applications. No assurance can be given that all or any of the pending or future applications will ultimately be prosecuted to patented status. We also rely on common law rights to protect our technology, marks and logos. We intend to rely heavily on the recognition of our marks to obtain and maintain business. We intend to apply for trademark registration for additional marks. However, we cannot assure you that any such applications will be approved. Even if they are approved, these trademarks may be successfully challenged by others or invalidated. If our trademark registrations are not approved because third parties own these trademarks, our use of these trademarks will be restricted or completely prohibited unless we enter into agreements with these parties which may not be available on commercially reasonable terms, or at all.

Third parties may assert claims to our technology or assert that the Company’s technology somehow infringes existing technology that is the intellectual property of others; if the Company were forced to defend the proprietary nature of its technology and intellectual property rights it would be a time consuming, expensive and have a materially adverse effect on our business. Further, no assurance can be given that we would have the financial resources to adequately defend any protracted dispute over technology rights.

NEW AND POTENTIAL GOVERNMENTAL REGULATIONS DESIGNED TO PROTECT THE ENVIRONMENT OR LIMIT THE USE OF CERTAIN REFRIGERANTS AND OTHER CHEMICAL MATERIALS COULD ADVERSELY AFFECT OUR ABILITY TO MARKET OUR PRODUCTS.

Due to the increasing public concern over the environmental impact of the use of certain refrigerants governmental bodies in the United States and abroad have adopted, and are considering adopting additional laws and regulations restricting the use of certain refrigerants. Most notable are global initiatives like The Montreal Protocol and The Kyoto Protocol. In the United States the Environmental Protection Agency is responsible for implementation and oversight of the Clean Air Act which imposes many rules and regulations with respect to the use of refrigerants. Limitations on our ability to manufacture, market or sell our alltemp® product as a result of any environmental legislation or regulation would adversely affect our ability to provide the products we offer to our customers and would substantially impair the value of our business.

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WE DO NOT INTEND TO PAY CASH DIVIDENDS ON OUR COMMON STOCK IN THE FORESEEABLE FUTURE.

We currently anticipate that we will retain all future earnings, if any, to finance the growth and development of our business and do not anticipate paying cash dividends on our common stock in the foreseeable future. Any payment of cash dividends will depend upon our financial condition, capital requirements, earnings and other factors deemed relevant by our board of directors.

Risks Relating to Acquisitions

We intend to acquire commercial refrigerant distribution channels or other providers of commercial refrigerant products. These acquisitions entail risks in addition to those incidental to the normal conduct of our business.

REVENUES GENERATED BY ACQUIRED BUSINESSES MAY BE LESS THAN ANTICIPATED, RESULTING IN LOSSES OR A DECLINE IN PROFITS, AS WELL AS POTENTIAL IMPAIRMENT CHARGES. WE MAY FAIL TO UNCOVER ALL LIABILITIES OF ACQUISITION TARGETS THROUGH THE DUE DILIGENCE PROCESS PRIOR TO AN ACQUISITION, EXPOSING US TO POTENTIALLY LARGE, UNANTICIPATED COSTS. SPECIAL NON-RECURRING AND INTEGRATION COSTS ASSOCIATED WITH ACQUISITIONS COULD ADVERSELY AFFECT OUR OPERATING RESULTS IN THE PERIODS FOLLOWING THESE ACQUISITIONS.

In connection with some acquisitions, we may incur non-recurring severance expenses, restructuring charges and change of control payments. These expenses, charges and payments, as well as the initial costs of integrating the personnel and facilities of an acquired business with those of our existing operations, may adversely affect our operating results during the initial financial periods following an acquisition. In addition, the integration of newly acquired companies may lead to diversion of management attention from other ongoing business concerns.

OUR FACILITIES, PERSONNEL AND FINANCIAL AND MANAGEMENT SYSTEMS MAY NOT BE ADEQUATE TO EFFECTIVELY MANAGE THE FUTURE EXPANSION WE BELIEVE NECESSARY TO INCREASE OUR REVENUES AND REMAIN COMPETITIVE.

We anticipate that future expansion will be necessary in order to increase our revenues. In order to effectively manage our expansion, we may need to attract and hire additional manufacturing, sales, administrative, operations and management personnel. We cannot assure you that our facilities, personnel and financial and management systems and controls will be adequate to support the expansion of our operations, and provide adequate levels of service to our customers. If we fail to effectively manage our growth, our business could be harmed.

Considerations Related to Our Common Stock

THERE IS NO ASSURANCE THAT THERE WILL BE A LIQUID PUBLIC MARKET FOR OUR STOCK.

Although we expect our common stock to continue to be eligible for quotation on the OTCQX, there may not be an active trading market in such stock. In addition, there can be no assurance that a regular and established market will be developed and maintained. There can also be no assurance as to the level of liquidity of any market for our common stock or the prices at which our stockholders may be able to sell their shares.

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OUR STOCK MAY BE SUBJECT TO CERTAIN RISKS ASSOCIATED WITH LOW-PRICED STOCKS.

Following the merger, our common stock is expected to continue to trade on the OTCQX. CSES is a development-stage company with no present revenues, so the trading price of our common stock may remain below $5.00. So long as our common stock trades below $5.00 per share, the stock will be treated as a “penny stock.” Broker-dealers who sell penny stocks to their established customers must deliver a disclosure schedule explaining the penny stock market and the risks associated with investing in penny stocks prior to any transaction. Additional restrictions apply to broker-dealers who sell penny stocks to persons other than established customers and accredited investors (generally defined as an investor with a net worth in excess of $1,000,000 or annual income exceeding $200,000 individually or $300,000 together with a spouse). For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to the sale. The broker-dealer also must disclose the commissions payable to the broker-dealer, current bid and offer quotations for the penny stock and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market. Such information must be provided by the broker-dealer to the customer orally or in writing before or with the written confirmation of trade sent to the customer. Monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Broker-dealers may be discouraged from dealing with our common stock if they have to bear these additional burdens, which could severely limit the market liquidity of the common stock and the ability of our stockholders to sell their shares.

OUR STOCK PRICE IS LIKELY TO BE VOLATILE.

The market prices for our common stock will be influenced by many factors and will be subject to significant fluctuations in response to variations in our operating results and other factors such as investor perceptions of the prospects for CSES’s products, supply and demand, interest rates, general economic conditions and those specific to the industry, developments with regard to our activities, our future financial condition and changes in our management.

THERE WILL BE A SUBSTANTIAL NUMBER OF SHARES ELIGIBLE FOR FUTURE SALE FOLLOWING THE MERGER.

We will issue a maximum of approximately 127,045,969 shares of our common stock in the merger, all of which will constitute “restricted shares” within the meaning of Rule 144 under the Securities Act of 1933. All of these shares will become eligible for resale under Rule 144 commencing on the six-month anniversary of the closing of the merger. We will also issue in the merger warrants to purchase 18,409,680 shares of our common stock at exercise prices ranging from $2.50 to $7.50 per share in exchange for the outstanding warrants of CSES and options to purchase 31,961,250 shares at exercise prices ranging from $2.00 to $2.22 per share. We also will issue a convertible promissory note convertible into 532,689 shares.

The sale, or availability for sale, for the foregoing shares could adversely affect the market price of our common stock or impair our ability to raise capital through future sales of our common stock.

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MARKET PRICE AND DIVIDEND INFORMATION

Market Price

Our common stock is traded on the OTCQX under the symbol “SRCF.” The table below sets forth for the periods indicated the high and low bid prices of our common stock as reported on the OTCQX. The prices shown below reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions. There has been very limited trading of our common stock during the periods described below. The reported prices below may not be indicative of the intrinsic value of our common stock.

	High	Low
2015
First Quarter	$0.33	$0.26
Second Quarter	1.24	0.22
Third Quarter	0.6	0.27
Fourth Quarter	0.56	0.12

2016
First Quarter	$0.28	$0.07
Second Quarter	0.17	0.05
Third Quarter	0.21	0.06
Fourth Quarter	0.9	0.13

2017
First Quarter through January 31, 2017	$0.88	$0.61

On January 31, 2017, the low and high bid prices of our common stock as reported on the OTCQX were both $.81.

CSES is privately held, and there is no established trading market for its common stock.

Dividends

We have never declared a dividend on our common stock, and do not intend to do so following the merger.

CSES also has never paid a dividend on its common stock.

INFORMATION REGARDING SOURCE FINANCIAL, INC.

General

In the agreement and plan of merger, we have agreed to a merger of CSES Acquisition, Inc. Upon completion of the merger, CSES will become our wholly-owned subsidiary, we will succeed to CSES’s business, assets and liabilities and will plan to discontinue or transfer out our limited app development and deployment business.

We intend to continue to operate CSES’s business following the merger substantially as it has been operated by CSES, although we reserve the right to evaluate CSES’s post-merger business operations and to make or engage in whatever changes that our new board of directors and management determine are appropriate.

In connection with the merger, we will file with the Delaware Secretary of State the amendment to our certificate of incorporation to increase our authorized shares of common stock and preferred stock and change our name to “Alltemp, Inc.” For more information regarding the amendment, see the discussion under “DESCRIPTION OF THE AMENDMENT”.

Incorporated by reference to this Information Statement is our Annual Report on Form 10-K, as amended, for the year ended June 30, 2015 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 as filed with the Securities and Exchange Commission. These reports contain important business and financial information about us, and you are urged to read them in conjunction with this Information Statement. To learn how to obtain other information regarding us, see “WHERE YOU CAN FIND MORE INFORMATION”.

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There are no recent material developments at SFI that are not described in our Annual Report on Form 10-K, as amended, or our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, except as it pertains to the merger.

HISTORY

CSES is a privately held company that was incorporated in the State of Nevada in June, 2015 for the purpose of commercializing a proprietary refrigerant known as alltemp®.

BUSINESS

CSES has developed a proprietary refrigerant technology after years of research and development. alltemp® is a proven replacement for many worldwide refrigerants that have detrimentally affected the global environment. CSES’ alltemp® refrigerants are environmentally friendly, sustainable and cost-efficient energy solutions for the residential and commercial marketplace. alltemp® refrigerants have broad applications ranging from Heating Ventilation and Air Conditioning (“HVAC”), refrigeration, and foam insulation to industrial solvents. alltemp® is a proven solution for replacement of HCFC-22, better known as R-22, which is one of the world’s most commonly used refrigerants, R-134a and R-404a. R-22 is rapidly being phased out in all developed countries due to environmental concerns over its strong effect on the depletion of the Earth’s ozone layer. The continuing reduction of R-22 has created a critical shortage of replacement refrigerants for a multibillion dollar base of existing refrigeration and HVAC equipment. Refrigeration is the backbone of the world’s food supply with 70% of America’s food refrigerated at some point between farm and table. Additionally, air conditioning has become an expected norm in most developed countries with more than 81 million units sold annually. In emerging markets, the trend is even more pronounced and accelerating. A recent industry report stated that the global refrigerant market is projected to reach $21 billion at a compound annual growth rate (“CAGR”) of 6% from 2015 to 2020.

MARKET OVERVIEW

A world without heating, cooling and refrigeration is difficult to envision. Temperature control is a vital component to daily operations in some industries such as hospitals, laboratories, and cold chain for food products, computer equipment, and medical applications. However, the impact of human lifestyle on the environment must be weighed when considering an alternative refrigerant solution. The greenhouse effect largely determines the Earth’s climate while increasing emissions of greenhouse gases associated with human activities further jeopardizes the current climate balance. The burning of fossil fuels such as coal, oil and natural gas, produces carbon dioxide (CO2), the main gas responsible for global warming. The world’s ever growing energy demand has led to a rapid increase in CO2 emissions in the atmosphere. Heating, air conditioning and refrigeration contribute significantly to this increase. According to Stan Cox, the author of “Losing Our Cool,” we use about as much electricity to cool our homes and offices today as we did for everything in 1955. In large cities, air conditioning can account for one-third of electricity used during the hottest summer months. In recent decades, the impact of refrigerants on the environment has exploded into a major issue. Indeed, the presence of large leaks in the cooling system, the responsibility of these fluids in the destruction of the ozone layer and increasing the greenhouse effect are well established. Spurred on by the scientific community and international organizations, the race is on to find acceptable alternative refrigerants.

Replacement of Hydro Chlorofluorocarbons (“HCFC”) and Chlorofluorocarbons (“CFC”) by hydrofluorocarbons (“HFC”) has improved the environment by significantly reducing the concentration of chlorine in the atmosphere. Chlorine is a potent greenhouse gas that is responsible for the destruction of stratospheric ozone and thus contributes directly to global warming. Moreover, HVAC and refrigeration systems consume electricity that contributes indirectly to the emission of large amounts of CO2. Therefore, improving the energy efficiency of HVAC and refrigeration systems and the use of refrigerants with low global warming potential (GWP) have become a critical global priority and a substantial business opportunity.

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Unfortunately, refrigerants used historically for air conditioning and refrigeration predominately relied on CFC’s such as R-12 branded “Freon,” which has proven to significantly deplete the Earth’s ozone layer and therefore considerably contribute to global warming. As a result, international initiatives such as The Montreal Protocol established in 1987, provide guidelines for the phase out of chlorine-containing refrigerants. Over 196 nations have become party to the Montreal Protocol including the United States.

By the end of 1995, developed countries stopped producing CFC’s and they are no longer used in new equipment today. In connection with the elimination of CFC’s, the refrigeration and air conditioning industry turned predominately to the use of HCFC refrigerants such as R-22 and R-123 which were less damaging to the ozone layer than their CFC counterpart. By 1992, R-22 had emerged as the dominant choice for CFC replacement, representing an estimated 1.2 million tons or 85% of the worldwide refrigerants stocks in existing unitary air conditioning alone.

The American Society of Heating, Refrigerating and Air-Conditioning Engineers (“ASHRAE”) Journal noted “Since its initial recognition in 1928 and commercialization in 1936, R-22 has been applied in systems ranging from the smallest window air conditioners to the largest chillers and heat pumps, including those for district cooling and heating. Individual equipment using this versatile refrigerant ranges from 2 kW to 33 MW (1/2 to 9,500 tons) in cooling capacity. No other refrigerant has achieved such a wide range of commercial capacities or applications.”

Although R-22 is less damaging to the environment than R-12, it still possesses a high Ozone Depletion Potential (“ODP”) and Global Warming Potential (“GWP”) which prompted an amendment of the Montreal Protocol in 1992 to incorporate an HCFC phase out for developed countries, beginning in 2004. In the words of the U.S. Environmental Protection Agency (“EPA”), “R-22 has been the refrigerant of choice for residential heat pump and air-conditioning systems for more than four decades. Unfortunately for the environment, releases of R-22, such as those from leaks, contribute to ozone depletion. In addition, R-22 is a greenhouse gas and the manufacture of R-22 results in a by-product (HFC-23) that contributes significantly to global warming.” In compliance with the Montreal Protocol, as amended, the EPA began to phase out R-22 in the United States in 2004.

MARKET OPPORTUNITY

As of January 1, 2010, production and import for new equipment containing R-22 was prohibited. However, a controversial exception allowed Original Equipment Manufacturers “OEM’s” to continue to manufacture and ship R-22 equipment as long as it was not pre-charged, loaded, with R-22 refrigerant at the manufacturer’s facility. This so called “loop-hole”, greatly contributed to further increase demand for R-22. Commencing January 1, 2020, no “virgin” R-22 may be produced or imported and equipment owners will be forced to rely solely on reclaimed or recycled R-22 for their ongoing servicing needs. The consequences of the EPA legislation has led to volatile price swings for R-22 as it continues to become more expensive and has left equipment owners and servicers seeking the limited sources of R-22, or reliable alternatives, for ongoing equipment servicing needs.

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CSES’ alltemp® refrigerant fills a critical industry void by delivering an environmentally compliant R-22 replacement at a time when market demand is significantly on the rise.

The market potential for alltemp® is global as an R-22 replacement and as a replacement for many other commonly used refrigerants. alltemp® effectively meets the needs of developed countries in satisfying initiatives like the Montreal Protocol as well as offering developing countries a more efficient and environmentally sustainable alternative. This is noteworthy given the historic-worldwide adoption and use of R-22 as the predominant refrigerant. In the United Kingdom and European Union, implementation of the Montreal Protocol has been even more aggressive than in the United States and Canada in phasing out R-22. Between 2000 -2004, the European Union prohibited the production and import of new equipment containing R-22. Even further, beginning January 1, 2010, only recycled and reclaimed R-22 could be used to service existing equipment; culminating in an absolute ban on use of R-22 for ongoing service needs on January 1, 2015.

As the global phase out of R-22 accelerates, individuals and business are increasingly confronted with an uncomfortable decision that must be addressed; replace the entire R-22 plant with a new system or retrofit it by removing R-22 from plant, and replacing it with an alternative refrigerant not subject to legislative controls. The breadth of this decision is universal, affecting everyone from the homeowner who must replace a faulty air conditioner in Miami or London to the global corporation with operations across all continents and millions of dollars in equipment investment that is dependent on R-22. The first alternative may not even be feasible for a large scale plant and is also the most expensive. This is especially true when existing infrastructure may have several more working years of useful life remaining. The second option is the economically preferred choice when a viable R-22 alternative is available and can match current system performance, or in many cases given the gravity of the decision at least have minimum degradation.

THE alltemp® SOLUTION

alltemp® provides an optimal replacement solution across multiple HVAC and refrigeration platforms and represents an improvement over R-22 in terms of environmental impact. alltemp® is a superior environmental alternative in all instances with an environmentally better ODP and GWP than R-22.

CSES is uniquely positioned to capitalize on the continued demand for R-22 with its proprietary alltemp® product while also satisfying the global mandate for an environmentally sustainable alternative. Moreover, alltemp® has a significant additional competitive advantage. It can also be utilized as a superior replacement for many other refrigerants in new equipment designed and marketed to replace R-22 equipment.

THE COMPETITIVE ENVIRONMENT

There are few R-22 alternative refrigerants available. The limited refrigerants marketed as R-22 replacements have many disadvantages that alltemp® does not. These range from an immediate loss of capacity and efficiency, to extensive modification of existing R-22 equipment in order to operate using synthetic oils, and replacement of elastomer seals. The few R-22 replacements on the market are a mixed “blend” of HFC’s and not a single compound like alltemp®. This is significant for a few reasons. When a blend is used, the resulting refrigerant has numerous different boiling points creating “glide”. Refrigerants with glide are less efficient than single component refrigerants without glide. Higher glides cause a system to work harder and therefore use more energy. alltemp® has zero glide. Since all HVAC equipment leaks to some extent, the chemical composition of blend refrigerants retained in the equipment actually changes over time. This change results in a reduction of the performance level of the original blend. When recharging is required to replace the refrigerant lost to leakage, the introduction of the original blend does not replace the lost elements in the required ratio to maintain the original composition of the blend. Unlike alltemp® and single compound refrigerants which can be recharged without replacing the entire depleted stock. More simply, a refrigerant blend changes its concentration of “active” ingredients over time due to its ingredients evaporating at different speeds due to leakage. Servicing guidelines of blended refrigerants recommend replacement over “topping off” because of the unknown level of each ingredients concentration when leakage occurs. alltemp® can be topped off because when leakage occurs, the evaporation process leaves the same “active” ingredient concentration because it is a single compound. The existing inventory and reclamation stocks of R-22 are limited and declining. The manufacture and production of virgin R-22 is banned or rapidly being eliminated in all developed and developing countries. It is simply not practicable to meet ongoing R-22 servicing requirements for existing plant and equipment without utilizing an R-22 replacement alternative. Global environmental legislation mandates the use of such alternatives or the replacement of existing R-22 plant and equipment.

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SALES AND DISTRIBUTION STRATEGY

CSES chose a multi-prong approach to optimize revenue, increase brand awareness, enhance ROI and swiftly capture market share. CSES believes that alltemp® is a superior solution for replacement of R-22 and many other emerging HFC refrigerant blends like R-410a. The performance and efficiency attributes of alltemp® exceed existing R-22 alternatives in the market today. It is also clear that alltemp® is a solid environmental solution.

The biggest marketing challenge faced by CSES is creating broad industry awareness of the alltemp® product. Secondly, CSES must establish an efficient distribution chain to reach OEM’s, wholesalers, contractors and service personnel responsible for selection of a particular refrigerant for a given application; or requiring a refrigerant to service existing plant and equipment. CSES has reached the point in its development where it now has entered the market with alltemp® on a commercial scale. Beta site installations and key discussions with service technicians and distributors have already begun throughout the United States. Case studies have been documented proving the efficacy of alltemp® under CSES’ Early Adopter Program.

MANUFACTURING, RESEARCH AND DEVELOPMENT FACILITIES

Our principal executive offices are located at 441 Nandy Drive, Roseburg, Oregon 97471. Our telephone number at that address is (855) 687-4867. CSES has approximately 6,000 square feet of office, research and development and manufacturing space.

CSES’s current facilities are sufficient for the initial commercialization of alltemp®. CSES is also currently expanding its Roseburg, Oregon facility and is near completion of an additional manufacturing line that will increase alltemp® production capacity to in excess of 4 million pounds per month. As growth occurs CSES will continue to expand its production facilities to accommodate higher demand at both the Roseburg, Oregon facility and with new production facilities in other regions.

INTELLECTUAL PROPERTY

CSES has invented, developed and owns proprietary technology. CSES or its affiliates has filed domestic and international patent applications in the past and will continue to file additional United States and international patent applications for universal refrigerant and manufacturing processes in the future. In addition, the Company relies on trade secret and other common law rights in connection with its intellectual property.

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CSES MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

The following discussion and analysis of the results of operations and financial condition of CSES Group, Inc. (“CSES”) for the period from June 12, 2015 (inception) through December 31, 2015 and for the nine months ended September 30, 2016 should be read in conjunction with CSES’ financial statements, and the notes to those financial statements that are included elsewhere in this Information Statement.

The following discussion includes forward-looking statements based upon current expectations that involve risks and uncertainties, such as CSES’ plans, objectives, expectations and intentions. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of a number of factors, including those set forth under the Other Considerations, Cautionary Statement Concerning Forward-Looking Statements, and Business and other sections in this Information Statement.

Overview

CSES was incorporated on June 12, 2015 in the State of Nevada and is a development stage company that currently has a portfolio of products or potential products that are in various early stages of development. Since its inception, CSES has been primarily engaged in developing its products and has recently begun production of product for sale. As a result, CSES has incurred significant losses since its inception, and as of September 30, 2016, had a deficit accumulated during the development stage of $788,880. CSES expects to continue to incur significant research, development and administrative expenses before achieving sustainable revenues and profit from operations.

On January 24, 2017, CSES entered into an Agreement and Plan of Merger (“Agreement”) with Source Financial, Inc. (“SF”) and CSES Acquisition Inc., a wholly owned subsidiary of SF. Under the terms and conditions of the Agreement, SF will issue to the stockholders of CSES an aggregate 127,045,969 shares of common stock of SF constituting approximately 76.60% of the common stock of SF in exchange for all the shares of common stock of CSES at a ratio of 10.65375 shares of SF common stock for 1 share of CSES’ common stock. Upon closing, CSES will become a wholly-owned subsidiary of SF.

As a result of the controlling financial interest of the former stockholders of CSES, for financial statement reporting purposes, the merger between SF and CSES will be treated as a reverse acquisition, with CSES deemed the accounting acquirer and SF deemed the accounting acquiree under the acquisition method of accounting in accordance with the Section 805-10-55 of the FASB Accounting Standards Codification. Accordingly, CSES’ assets, liabilities and results of operations will become the historical financial statements of the registrant. No step-up in basis or intangible assets or goodwill will be recorded in this transaction.

Results of Operations of CSES

The following is a summary of certain financial information of CSES since its inception. It should be read in conjunction with CSES’s financial statements included elsewhere in this Information Statement.

Nine Months Ended September 30, 2016

Revenues: CSES did not earn revenues for the nine months ended September 30, 2016.

Research and Development: Research and development costs totaled $293,337 for the nine months ended September 30, 2016. Research and development expenses are expensed as incurred and mainly represented engineering and design consulting fees incurred in the development of new products and processes, including significant improvements and refinements to existing products and processes.

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General and Administrative: General and administrative expenses were $176,039 for the nine months ended September 30, 2016. General and administrative expenses mainly comprised of occupancy costs of CSES’ plant facility along with insurance, freight and delivery and other office support costs.

Depreciation Expense: Depreciation expense was $18,670 for the nine months ended September 30, 2016. Depreciation expense primarily comprised of depreciation of plant equipment to be used in the production of products for sale.

Interest Expense: Interest expense was $18,894 for the nine months ended September 30, 2016. Interest expense comprised of interest incurred on loans outstanding along with non-cash interest related to the amortization of the convertible debt discount related to a convertible note.

The Period from June 12, 2056 (Inception) through December 31, 2015

Revenue: CSES did not earn revenues for the period from June 12, 2015 (Inception) through December 31, 2015.

Research and Development: Research and development expenses were $146,172 for the period from June 12, 2015 (inception) to December 31, 2015. Research and development expenses are expensed as incurred and mainly represented engineering and design consulting fees incurred in the development of new products and processes, including significant improvements and refinements to existing products and processes.

General and Administrative: General and administrative expenses were $133,930 for the period from June 12, 2015 (inception) to December 31, 2015. General and administrative expenses mainly comprised of occupancy costs of CSES’ production facility along with insurance, freight and delivery, supplies and other office support costs.

Depreciation Expense: Depreciation expense was $1,838 for the period from June 12, 2015 (inception) to December 31, 2015. Depreciation expense primarily comprised of depreciation of plant equipment to be used in the production of products for sale.

Liquidity and Capital Resources

Since inception, CSES’ principal activities have related to research and development of its products and has recently begun production of product for sale. As reflected in the financial statements contained elsewhere is this Information Statement, CSES had cash on hand as of September 30, 2016 of $173,061 and had incurred net losses of $506,940 and $281,940 and utilized cash of $369,193 and $297,635 in operations during the nine months ended September 30, 2016 and period from June 12, 2015 (inception) to December 31, 2015, respectively, and had not incurred revenues for the periods reported. These and other factors raise substantial doubt about CSES’ ability to continue as a going concern. Further, CSES’ independent auditors in their audit report for the period from June 12, 2015 (inception) to December 31 2015 expressed substantial doubt about CSES’ ability to continue as a going concern. CSES’ statements do not include any adjustments that might be necessary should CSES be unable to continue as a going concern.

CSES’ ability to continue as a going concern is dependent upon its ability to raise additional capital and to ultimately achieve sustainable revenues and profit from operations. To this end, from October to December 2016, CSES entered into Subscription Agreements with individual accredited investors (the “Subscribers”) pursuant to which the Subscribers purchased an aggregate 1,600,000 units at a price of $2.50 per unit. Total cash proceeds received were $4,000,000. Based upon its planned level of expenditures, CSES anticipates having sufficient cash resources available to maintain its contemplated operations over the next twelve months. However, to continue and to complete the development activities for its various products and to maintain and expand the scope of its operations beyond the next twelve months, CSES will need to raise substantial additional capital. As of the date of the filing of this Information Statement, CSES did not have any commitments from any third parties to provide this capital, and there can be no assurance that any additional funds will be available to CSES. Even if CSES is able to obtain additional financing, it may contain undue restrictions and covenants on its operations, in the case of debt financing or cause substantial dilution for stockholders in the case of convertible debt and equity financing.

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Summary of Significant Accounting Policies

Use of Estimates

Financial statements prepared in accordance with accounting principles generally accepted in the United States require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Among other things, management estimates include the recoverability of property and equipment, assumptions used to calculate derivative liabilities, and equity instruments issued for financing and compensation. Actual results could differ from those estimates.

Property and Equipment

Property and equipment are stated at historical cost less accumulated depreciation and amortization. Depreciation and amortization of property and equipment is computed using the straight-line method over the estimated useful life, ranging from 3 to 5 years. Maintenance and repairs that do not improve or extend the useful life of the respective assets are expensed.

CSES regularly reviews property, equipment and other long-lived assets for possible impairment. This review occurs annually or more frequently if events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Based upon CSES’ annual assessment, there were no indicators of impairment of CSES’ property and equipment and other long-lived assets as of September 30, 2016, or December 31, 2015.

Fair Value of Financial Instruments

CSES follows paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments and paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

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Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amounts of the CSES’ financial liabilities, such as accounts payable, approximate their fair values because of the short maturity of these instruments.

Transactions involving related parties cannot be presumed to be carried out on an arm’s-length basis, as the requisite conditions of competitive, free-market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm’s-length transactions unless such representations can be substantiated.

Recent Accounting Pronouncements

See CSES’ discussion of recent accounting policies in Footnote 2 to the financial statements contained elsewhere in this Information Statement.

SFI MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

Copies of our Annual Report on Form 10-K, as amended, for the fiscal year ended June 30, 2015 and of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 are included with this Information Statement by incorporation by reference to our filings with the SEC. Our Annual Report and Quarterly Report contain our “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which discussion is incorporated by reference.

SFI MANAGEMENT

Director and Officer of SFI

Edward DeFeudis. Our sole director and executive officer is Edward DeFeudis, age 43. Mr. DeFeudis is a serial entrepreneur and venture investor, with 20-plus years of experience. Since 1995, he has helped launch numerous private and public companies primarily focused in high-tech, biotech and fin-tech. He has received major financing commitments to help fund early-stage companies and product launches. Throughout his career, Mr. DeFeudis has primarily been engaged in the development of strategic partnerships and financial strategies, and his involvement has led to multiple high-return exits. Early in his career, he worked at Merrill Lynch in New York City and Oppenheimer Securities in Boston.

Since Mr. DeFeudis was our sole director throughout our most recent fiscal year, there were no meetings, as such, of the board of directors. We also currently have no standing audit, nominating or compensation committees of the board of directors, or any committee performing similar functions. Following the merger with CSES, we anticipate establishing an audit committee and one or more other standing committees of the board of directors as appropriate.

At present, Mr. DeFeudis, as our sole director, determines any nominees to our board of directors. We currently have no policy with respect to the consideration of any director candidates recommended by our stockholders, but anticipate establishing such a policy following the merger with CSES. We have agreed in the agreement and plan of reorganization that the current directors of CSES will be appointed to serve as our directors following the merger.

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We also have no process in place for our stockholders to send communications to our board of directors.

Section 16(a) Beneficial Ownership Preparation Compliance

Based solely on our review of Forms 3, 4 and 5 and amendments furnished to us under Rule 16a-3(e) under the Securities Exchange Act of 1934 during our most fiscal year, we believe that no director or officer failed to file on a timely basis any report required by Section 16(a) under the Act.

Director and Executive Officer Compensation

We paid no salary, bonus or other compensation, including long-term compensation, to any director or executive officer during any of the last three fiscal years. No director or executive officer was awarded any stock options or other stock-based compensation during any of these fiscal years.

CSES MANAGEMENT

Directors and Officers of CSES

CSES’s directors and executive officers are set forth below, and these persons will also hold the same positions with CSES following the merger (on the same full-time or part-time basis, as described below, as these persons serve for CSES).

All of the directors of CSES who become our directors following the merger will serve as directors until our next annual meeting of stockholders and until their successors are duly elected and qualified.

Robert “Bob” Davis, Chairman of the Board and inventor of alltemp® refrigerant. Bob is a co-founder of CSES and has served as Chairman since its inception. Prior to founding CSES, Bob was the sole proprietor of Sky Green Energy, where he developed refrigerant technology. Bob has over 50 years’ experience as an inventor with considerable expertise in the refrigerant and refrigeration appliance fields.

Bob’s interest in refrigerants and aptitude to understand complex thermodynamic principles continue to feed his passion to shape the global future of the green energy marketplace.

William Lopshire, Chief Executive Officer. Bill was a co-founder of CSES and has served as CEO since its inception. Prior to founding CSES, Bill worked with our Chairman at Sky Green Energy since 2012. Bill brings over 25 years of diversified experience in the fields of law, strategic planning, finance, securities, and technology. Bill founded the law firm of Lopshire & Barkan (Woodland Hills, CA), specializing in corporate and securities law. He subsequently accepted a partnership in the law firm of Manning, Marder, Kass, Ellrod & Rameriz (Los Angeles, CA), where he specialized in corporate finance, securities law, mergers and acquisitions, and international business transactions. In 2000, Bill became a principal at NetLuminous, a private equity group based in Sydney Australia that invested in several developing companies in the U.S. and abroad with diverse interests ranging from automotive parts to software development.

Bill graduated from Michigan State University, with a Bachelor of Arts degree in Business Administration/ Accounting; and earned his Juris Doctor degree from Pepperdine University School of Law. He was admitted to practice law in California and before the United States Tax Court. He also served on the Board of Directors of LBO Capital Corp., Flour City International, and 3DM, PLC in the United Kingdom.

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Kjell Nesen, Chief Operating Officer. Kjell has served as COO for CSES since its inception. He began his career in Merchant Services as a junior in college at the University of Louisiana Monroe studying Business Management.

In January 2002, Kjell became the CEO of Cardservice International Worldwide Agency. Within the first two years, his company became the fourth ranking Agency of 400 agents throughout Cardservice International. Kjell successfully ran this Merchant Services Sales office for two years and sold the portfolio.

In May 2004, Kjell co-founded WBSG, L.L.C. as Managing Member with Cardservice International and International Card Establishment. His responsibilities included B2B and B2C sales, marketing and daily operations. In June 2006, he assumed the position of Vice President of Operations for International Card Establishment after selling more large portfolios.

In 2008, Kjell co-created LIFT Network to provide a marketing product suite for all merchant service sales channels. Over the next five years, Kjell managed the development and technology of the product, built a direct sales channel, as well as, introduced third party partners to the product.

In2013, Kjell was employed by Veracity Payment Solutions, INC. as its Vice President of Sales and Marketing.

Michael is a graduate from The University of Southern California School of Architecture.

Stock Option Plan

CSES has adopted the 2015 Stock Option Plan pursuant to which it is authorized to grant options to purchase up to 3,000,000 shares of common stock to CSES’s key employees, officers, directors, consultants and other agents and advisors. Awards under the plan may consist of stock options (both non-qualified options and options intended to qualify as “Incentive Stock Options” under Section 422 of the Internal Revenue Code of 1986, as amended) and restricted stock awards.

The plan is administered by CSES’s board of directors, which determines the persons to whom awards will be granted, the number of awards to be granted and the specific terms of each grant, including the vesting thereof, subject to the provisions of the Plan.

The plan provides that the exercise price of each incentive stock option may not be less than the fair market value of CSES’s common stock on the date of grant (or 110% of the fair market value in the case of a grantee holding more than 10% of the outstanding common stock of CSES). The aggregate exercise price of shares for which incentive stock options are exercisable for the first time during any calendar year by a grantee holding more than 10% of the outstanding common stock may not exceed $100,000. Non-qualified stock options may be granted under the plan at an exercise price not to be less than the fair market value of the common stock on the date of grant.

CSES currently has outstanding options under its stock incentive plan to purchase 3,000,000 shares of its common stock at a weighted-average exercise price of approximately $2.15 per share. In the merger, all of the outstanding CSES options will be exchanged for or converted into options to purchase our common stock with the number of option shares and exercise prices and otherwise on the same terms as the CSES options.

We intend to adopt prior to the closing of the merger a stock incentive plan substantially identical to CSES’s current plan so as to allow us to assume CSES’s outstanding options in the merger. We intend to seek stockholder approval of the stock incentive plan within twelve months following its adoption.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth as of December 31, 2016, information with respect to beneficial ownership of our common stock by:

●	Edward DeFeudis, who is currently our sole director and executive officer and is the only individual to have served as our Chief Executive Officer during 2016.

●	Each other person known to us to own beneficially more than 5% of our outstanding common stock, either before or immediately after the merger.

●	Each of the current directors of CSES, who will serve as our directors following the merger.

●	All of our directors and executive officers as a group, both before and immediately after the merger.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock subject to any warrants or options that are presently exercisable or exercisable within 60 days of December 31, 2016, are deemed outstanding for the purpose of computing the percentage ownership of the person holding the warrants or options, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The numbers reflected in the percentage ownership columns are based on 38,807,335 shares of our common stock and 11,925,000 shares of CSES common stock outstanding as of December 31, 2016, and on the assumption that 165,853,304 shares of our common stock will be outstanding after the merger. Unless otherwise indicated below, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. An asterisk denotes beneficial ownership of less than 1%.

	Number of Shares				Percent
	Before the		After the		Before the	After the
Name of Beneficial Owner	Merger		Merger		Merger	Merger
Edward DeFeudis(1)	8,797,824	(3)	8,797,824		63.12%	5.30
Robert Davis(2)	-		31,961,250		-	19.27
William Lopshire(2)	-		15,004,028	(4)	-	9.04
Kjell Nesen(2)	-		11,807,913	(5)	-	7.11
Steven Antebi	16,573,000	(6)	16,573,000	(6)	42.70	9.99

All directors and executive officers as a group (one person, Mr. DeFeudis, before the merger and three persons after the merger)	8,797,824		58,773,191		63.12%	35.06%

(1)       The address of each of the persons shown is 604 Arizona Avenue, Santa Monica, California 90401

(2)       The address of each of the persons shown is 441 Nandy Drive, Roseburg, Oregon 97471

(3)       Includes shares issuable pursuant to the conversion of SFI’s Series C Preferred Stock and shares owned by Spider Investments, LLC, of which Mr. DeFeudis is the Managing Member

(4)       Includes 1,500,000 shares issuable upon the exercise of vested options.

(5)       Includes 250,000 shares issuable upon the exercise of vested options.

(6)       Represents shares to be issued under a consultant agreement upon filing of an amendment to the Company’s Certificate of Incorporation increasing the authorized number of shares of Common Stock. The Company presently does not have a sufficient number of common shares to issue these shares to Mr. Antebi.

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DESCRIPTION OF THE AMENDMENT

This section describes the amendment to our certificate of incorporation that was adopted in order to facilitate the merger with CSES. A copy of the amendment is attached as Appendix C to this Information Statement.

General

On January 24, 2017, Edward DeFeudis, our sole director, approved the amendment to our certificate of incorporation to be effected concurrently with the completion of the merger. On January 24, 2017, Mr. DeFeudis, who owns approximately 63.12% of our outstanding voting power, approved the amendment by written consent. No further stockholder approval of the amendment is required under Delaware law.

The amendment will:

●	Increase the authorized number of shares of our common stock from 12,000,000 shares to 500,000,000 shares and of our preferred stock from 10,000 shares to 10,000,000 shares.

●	Change our corporate name from Source Financial Inc. to Alltemp, Inc.

Purpose of the Amendment

We currently have authorized 12,000,000 shares of common stock, of which 10,748,884 shares are currently outstanding; and 7,653,464 shares to be issued upon conversion of our Preferred Stock and 20,404,987 shares to be issued in connection with a consulting agreement, all of which will be issued upon filing the amendment. As part of the merger we will issue 127,045,969 shares of our common stock to the current stockholders of CSES and reserve a maximum of 50,370,930 additional shares for issuance upon the exercise of warrants and options that we will issue in the merger in exchange for outstanding warrants and options to purchase shares of CSES common stock. We also have a convertible note convertible into shares of CSES with respect to which we will reserve 532,687 shares. At present, therefore, we do not have sufficient available authorized shares to complete the merger. The principal purpose of the amendment to our certificate of incorporation is to increase our authorized shares (to 500,000,000 shares) for this purpose. We have no present plan or intention to issue any shares of common stock other than in connection with the merger.

The amendment to our certificate of incorporation also will change our corporate name to “Alltemp, Inc.” to reflect that, as a result of the merger, we will succeed to the business and operations of CSES.

Vote Required

Under Delaware law, approval of the amendment to our certificate of incorporation required the affirmative vote of the holders of a majority of our outstanding common stock.

On January 24, 2017, Edward DeFeudis executed a written consent approving the amendment. Since Mr. DeFeudis owns 63.12% of our outstanding voting power, his consent was sufficient under Delaware Law to approve the amendment, and no further stockholder approval is required. To avoid expenses, we did not solicit consents of all our stockholders in connection with the approval of the amendment.

Effects of the Name Change

Changing our name will not have any effect on our corporate status, the rights of stockholders or the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name “SFI” will continue to be valid and to represent our shares following the name change. In the future, new stock certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates.

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Effect of the Increase of Authorized Shares

The increase in our authorized common and preferred stock will not have any immediate effect on the rights of our existing stockholders. Our board of directors will have the authority to issue the additional authorized shares of common stock and preferred stock in the future without stockholder approval, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they will decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

The increase in the authorized number of shares of common stock and preferred stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by our stockholders. Shares of authorized and unissued common stock and/or preferred stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company.

With regard to the preferred stock, our board of directors would have the authority to issue up to 10,000,000 shares of such preferred stock in one or more series, with such voting powers, preferences or other rights as the board of directors may determine from time to time without further stockholder approval.

The primary objective of our board of directors in establishing a class of “blank check” preferred stock is to provide maximum flexibility with respect to future financing transactions. “Blank check” preferred stock is commonly authorized by publicly traded companies and is frequently used as a preferred means of raising capital and making acquisitions. In particular, in recent years, smaller companies have been required to utilize senior classes of securities to raise capital, with the terms of those securities being highly negotiated and tailored to meet the needs of both investors and the issuing companies. Such senior securities typically include liquidation and dividend preferences, voting rights, conversion privileges and other rights not found in common stock. As we presently have the authority to issue 10,000 shares of preferred stock, presently lack the authority and substantial number of shares of preferred stock and, as a result, are limited to issuing common stock or debt securities to raise capital. By authorizing a class of “blank check” preferred stock, we would increase our flexibility in structuring transactions. Our board of directors would have discretion to establish series of preferred stock and the rights and privileges of each series so established and the holders of our common stock would have no input or right to approve the terms of any such series. The issuance of preferred stock, while providing flexibility in connection with possible financings and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change in control and may adversely affect the market price of our common stock and the voting and other rights of holders of our common stock. We have no present intention to issue additional shares of preferred stock.

We are not aware of any attempt to take us over or acquire us. While it may be deemed to have potential anti-takeover effects, the increase in our outstanding shares is intended solely to facilitate the merger and is not prompted by any effort or takeover threat perceived by management.

Effective Date

Under applicable federal securities laws, the amendment to our certificate of incorporation cannot be effected until at least 20 calendar days after this Information Statement is sent to our stockholders. The amendment will become effective upon filing with the Secretary of State of Delaware. It is anticipated that the amendment will be filed just prior to the effective time of the merger. The amendment will be abandoned if the merger fails to occur for any reason.

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UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The unaudited pro forma combined balance sheet aggregates the unaudited balance sheet of SFI (a Delaware corporation and development stage enterprise) (the “Parent”) as of September 30, 2016 and the unaudited balance sheet of CSES (a Delaware corporation and development stage enterprise) (the “Subsidiary”) as of September 30, 2016. The unaudited pro forma combined statements of operations aggregate the statement of operations of the Parent for the nine months ended September 30, 2016 (unaudited) and the year ended December 31, 2015, and the statements of operations of the Subsidiary for the nine months ended September 30, 2016 (unaudited) and the year ended December 31, 2015.

The unaudited pro forma combined balance sheet and statements of operations were prepared giving effect to the merger described in this Information Statement wherein the Parent will acquire the Subsidiary as a wholly-owned subsidiary. This business combination is treated as a reverse acquisition and as a recapitalization of the Subsidiary. The Parent will issue shares of its common stock in exchange for all of the issued and outstanding shares of the Subsidiary. The unaudited pro forma balance sheet and statements of operations were prepared using the assumptions as described in the notes and the historical financial information available at September 30, 2016 and December 31, 2015. The financial statements of both the Parent and the Subsidiary at September 30, 2016 are unaudited.

The unaudited pro forma combined balance sheet and statements of operations should be read in conjunction with the separate financial statements and related notes thereto of the Parent and the Subsidiary. The unaudited pro forma combined balance sheet and statements of operations are not necessarily indicative of the combined balance sheet and statement of operations which might have existed for the periods indicated or the results of operations as they may appear now or in the future.

EXPERTS

The financial statements and the related financial statement schedule of SFI incorporated in this Information Statement by reference from our annual report on Form 10-K for the years ended June 30, 2015 and 2014, respectively, have been audited by Lichter, Yu and Associates, Inc., independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements as of December 31, 2015 and for the period from June 12, 2015 to December 31, 2015 contained in this Information Statement have been audited by Weinberg & Company, P.A., independent auditors, as stated in their report thereon, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

The Securities and Exchange Commission allows us to incorporate by reference information into this Information Statement, which means that we can disclose important information by referring you to another document filed separately by us with the Securities and Exchange Commission. The following documents previously filed by us with the Securities and Exchange Commission are incorporated by reference in this Information Statement and are deemed to be a part of this Information Statement:

●	Our Annual Report on Form 10-K for the year ended June 30, 2015, as amended.

●	Our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.

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Copies of the foregoing reports accompany this Information Statement. Any statement contained in a document incorporated by reference in this Information Statement shall be deemed to be modified or superseded for all purposes to the extent that a statement contained in this Information Statement modifies or replaces the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Information Statement.

We undertake to send by first class mail, without charge and within one business day after receipt of any written or oral request, to any person to whom a copy of this Information Statement has been delivered, a copy of any or all of the documents referred to above which have been incorporated by reference in this Information Statement, other than exhibits to the documents unless the exhibits are specifically incorporated by reference herein. Requests for copies should be directed to our Chairman of the Board and Chief Executive Officer by writing to him at 604 Arizona Avenue, Santa Monica, California 90401, or telephoning him at (424) 322-2201.

We file annual, quarterly and current reports and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934. You may read and copy any reports and other information that we file at the Security and Exchange Commission’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549, and you may also obtain copies of those documents from the Security and Exchange Commission upon payment of the prescribed fee. Information about the operation of the public reference room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The reports and other information that we file with the Securities and Exchange Commission are also available through the Securities and Exchange Commission’s web site at http://www.sec.gov.

By Order of the Board of Directors

/s/ EDWARD DEFEUDIS

Edward DeFeudis

Chairman of the Board and Chief Executive Officer

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SOURCE FINANCIAL, INC. AND CSES GROUP, INC.
PRO FORMA COMBINED FINANCIAL STATEMENTS
(unaudited)

Description	Page (s)
Notes to Unaudited Pro Forma Combined Financial Statements	F-2
Unaudited Pro Forma Combined Balance Sheet as of September 30, 2016	F-4
Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 2016	F-5
Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2015	F-6

PF-1

SOURCE FINANCIAL, INC. AND CSES GROUP, INC.
NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2016
(unaudited)

Note 1 - Basis of Presentation

The following unaudited pro forma combined financial statements give effect to the Agreement and Plan of Merger (“Agreement”) between Source Financial, Inc. (the “Company”), CSES Acquisition Inc., a wholly owned subsidiary of the Company and CSES Group, Inc. (“CSES”). Under the terms and conditions of the Agreement, the Company will issue 127,045,969 shares of common stock constituting approximately 76% of the common stock of the Company in exchange for all the shares of common stock of CSES at a ratio of 10.65375 shares of the Company’s common stock for 1 share of the CSES’ common stock. Upon closing, CSES will become a wholly-owned subsidiary of the Company.

CSES was incorporated in the State of Nevada on June 12, 2015. CSES develops, markets and sells commercial refrigerants that are interchangeable between R-22, R-134a, R-404, R-407 and R-410a refrigerant equipment. These refrigerants are used in heating, ventilation and air conditioning (“HVAC”) equipment and are marketed under the name alltemp™. The businesses of CSES will become the Company’s principal business.

The Merger will be accounted for as a “reverse merger” immediately following the completion of the transaction. For accounting purposes, the Company will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of the Company. Accordingly, CSES’s assets, liabilities and results of operations will become the historical financial statements of the registrant. No step-up in basis or intangible assets or goodwill will be recorded in this transaction.

The unaudited pro forma balance sheet as of September 30, 2016, and the unaudited combined statement of operations for the nine months ended September 30, 2016 and year ended December 31, 2015, presented herein give effect to the reverse merger as if the transaction had occurred at the beginning of such period and includes certain adjustments that are directly attributable to the transaction, which are expected to have a continuing impact on the Company and are factually supportable, as summarized in the accompanying notes.

The unaudited pro forma combined financial information is provided for illustrative purposes only. The unaudited pro forma combined financial information presented herein is based on management’s estimate of the effects of the reverse merger, had such transaction occurred on the dates indicated herein, based on currently available information and certain assumptions and estimates that the Company believes are reasonable under the circumstances. The unaudited pro forma combined financial information is not necessarily indicative of the results of operations or financial position that actually would have been achieved had the reverse merger been consummated on the dates indicated, or that may be achieved in the future.

The unaudited pro forma combined financial information presented herein should be read in conjunction with the financial statements contained elsewhere in this Current Report on Schedule 14c, as filed with the Securities and Exchange Commission.

The following are the unaudited pro forma adjustments that were made to the combined financial statements:

A.       The pro forma combined balance sheet as of September 30, 2016 has been adjusted to reflect the cancellation of a $200,000 convertible note that was previously issued by CSES to the Company. Under the terms of the Agreement, CSES will issue 268,182 shares of CSES’ common stock in exchange for cancellation of this convertible note.

PF-2

The pro forma combined statement of operations for the nine months ended September 30, 2016 has been adjusted to remove the expense of $17,094 related to the amortization of debt discount previously recorded by CSES in conjunction with the issuance of the convertible note by CSES to the Company.

B.       The pro forma combined balance sheet has been adjusted to reflect the conversion of the Company’s $250,000 convertible notes payable to shares of common stock to be issued in accordance with the Agreement.

C.       The pro forma combined balance sheet has been adjusted to reflect the issuance of 109,999,969 shares of the Company’s common stock to the stockholders of CSES in exchange for cancellation of all of CSES’s common stock.

D.       The pro forma combined balance sheet has been adjusted to reflect CSES’ sale of 1,600,000 units at a price of $2.50 per unit. Each unit consisted of one restricted share of CSES’ common stock and a warrant to purchase one share of CSES’ common stock at an exercise price of $7.50 per share. Total proceeds received were $4,000,000 in cash. In addition, the Company issued to its placement agent as a private placement fee 128,000 shares of common stock and a warrant to purchase 128,000 shares of the Company’s common stock at an exercise price of $0.25 per share. The Warrants are fully vested when issued and expire three years after the date of issuance.

The unaudited pro forma combined financial statements do not include any adjustment for non-recurring costs incurred or to be incurred after September 30, 2016, by the Company to consummate the merger, except as noted above. Merger costs include fees payable for investment banking services, legal fees and accounting fees. Such costs will be expensed as incurred.

PF-3

Source Financial, Inc. and CSES Group, Inc.
Pro Forma Combined Balance Sheet
As of September 30, 2016
(unaudited)

	Source Financial, Inc. (1)	CSES Group, Inc. (2)
	September 30, 2016	September 30, 2016	Pro Forma Adjustments			Pro Forma Combined
						(unaudited)
ASSETS
Current Assets
Cash	$9,818	$173,061		$3,680,000	(D)	$3,862,879
Convertible notes receivable	200,000	-		(200,000	)(A)	-
Prepaid expense	5,000	7,000				12,000
Total Current Assets	214,818	180,061		3,480,000		3,874,879

Property and equipment, net	-	119,603				119,603
Intangible assets	29,801	-				29,801
TOTAL ASSETS	$244,619	$299,664		$3,480,000		$4,024,283

LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY

Current Liabilities
Accounts payable and accrued expenses	$118,611	$116,650	$			$235,261
Due to related party	8,580	3,000				11,580
Notes payable	8,000	-				8,000
Convertible notes payable	250,000	117,094		(17,094	)(A)	100,000
				(250,000	)(B)
Accrued interest	-	1,800		(556	)(A)	1,244
Total Current Liabilities	385,191	238,544		(267,650)		356,085

Total Liabilities	385,191	238,544		(267,650)		356,085

Stockholders’ Equity
Preferred stock	45	-		(45	)(C)	-
Common stock	5,804	1,033		268	(A)	143,979
				135,274	(C)
				1,600	(D)
Additional paid-in capital	132,531	848,967		(200,268	)(A)	4,574,401
				250,000	(B)
				(135,229	)(C)
				3,678,400	(D)
Accumulated deficit	(278,952)	(788,880)		17,650	(A)	(1,050,182)
Total Stockholders’ (Deficit) Equity	(140,572)	61,120		3,747,650		3,668,198
TOTAL LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY	$244,619	$299,664		$3,480,000		$4,024,283

(1) Source: unaudited financial statements of Source Financial, Inc. as of September 30, 2016

(2) Source: unaudited financial statements of CSES Group, Inc. included elsewhere in this Schedule 14c

See accompanying notes to unaudited pro forma combined financial statement

PF-4

Source Financial, Inc. and CSES Group, Inc.
Pro Forma Combined Statement of Operations
For the Nine Months Ended September 30, 2016
(unaudited)

	Source Financial, Inc. (1)	CSES Group, Inc. (2)
	September 30, 2016	September 30, 2016	Pro Forma Adjustments			Pro Forma Combined
						(unaudited)

REVENUE	$-	$-		$-		$-

EXPENSES

Research and development	$-	$293,337	$			$293,337
General and administrative	153,692	176,039				329,731
Depreciation	-	18,670				18,670

TOTAL OPERATING EXPENSES	153,692	488,046		-		641,738

LOSS FROM OPERATIONS	(153,692)	(488,046)		-		(641,738)

OTHER EXPENSES
Interest expense	(307)	(18,894)		17,650	(A)	(1,551)
NET LOSS	$(153,999)	$(506,940)		$(17,650)		$(643,289)

LOSS PER COMMON SHARE						$(0.00)

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND FULLY DILUTED						168,453,304

(1) Source: unaudited financial statements of Source Financial, Inc. as of September 30, 2016

(2) Source: unaudited financial statements of CSES Group, Inc. included elsewhere in this Schedule 14c

See accompanying notes to unaudited pro forma combined financial statement

PF-5

Source Financial, Inc. and CSES Group, Inc.
Pro Forma Combined Statement of Operations
For the Year Ended December 31, 2015
(unaudited)

		For the period from
	Source Financial, Inc.	Inception (June 12, 2015)
	December 31, 2015	December 31, 2015	Pro Forma Adjustments		Pro Forma Combined
					(unaudited)

REVENUE	$-	$-		$-	$-

EXPENSES

Research and development	$-	$146,172	$		$146,172
General and administrative	10,740	133,930			144,670
Depreciation	-	1,838			1,838

TOTAL OPERATING EXPENSES	10,740	281,940		-	292,680

LOSS FROM OPERATIONS	(10,740)	(281,940)		-	(292,680)

OTHER EXPENSES
Interest expense	(7,798)	-			(7,798)
NET LOSS	$(18,538)	$(281,940)		$-	$(300,478)

LOSS PER COMMON SHARE					$(0.00)

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND FULLY DILUTED					168,453,304

(1) Source: audited financial statements of Source Financial, Inc. as of December 31, 2015

(2) Source: audited financial statements of CSES Group, Inc. included elsewhere in this Schedule 14c

See accompanying notes to unaudited pro forma combined financial statement

PF-6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

CSES Group, Inc.

We have audited the accompanying balance sheet of CSES Group, Inc. (the “Company”) as of December 31, 2015 and the related statements of operations, stockholders’ equity and cash flows for the period from June 12, 2015 (inception) to December 31, 2015. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2015 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has no recurring source of revenue and during the year ended December 31, 2015, the Company incurred a net loss and utilized cash flows in operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Weinberg and Company, P.A

Los Angeles, California

February 1, 2017

F-1

CSES Group, Inc.
Balance Sheets

	September 30, 2016	December 31, 2015
	(unaudited)
ASSETS
Current Assets
Cash	$173,061	$166,128
Receivable from related party	-	30,000
Prepaid expense	7,000
Total Current Assets	180,061	196,128

Property and equipment, net	119,603	84,399
TOTAL ASSETS	$299,664	$280,527

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts Payable and Accrued Expenses	$116,650	$12,467
Due to Related Party	3,000	-
Convertible notes payable, net of debt discount of $182,906	117,094	-
Accrued interest	1,800	-
Total Current Liabilities	238,544	12,467

Commitments and Contingencies

Stockholders’ Equity
Preferred stock; $0.0001 par value; 10,000,000 shares authorized; none issued and outstanding as of September 30, 2016 (unaudited) and December 31, 2015	-	-
Common stock; $0.0001 par value; 50,000,000 shares authorized as of September 30, 2016 (unaudited) and December 31, 2015; 10,325,000 and 10,275,000 issued and outstanding at September 30, 2016 (unaudited) and December 31, 2015, respectively	1,033	1,028
Additional paid-in capital	848,967	548,972
Accumulated deficit	(788,880)	(281,940)
Total Stockholders’ Equity	61,120	268,060
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$299,664	$280,527

See accompanying notes to unaudited pro forma combined financial statement

F-2

CSES Group, Inc.
Statements of Operations

	Nine months	Period from inception (June 12,
	ended	2015) to
	September 30, 2016	December 31, 2015
	(unaudited)

REVENUE	$-	$-

EXPENSES

Research and development	293,337	146,172
General and administrative (including rent paid to a related party of $108,000 and $72,000, respectively)	176,039	133,930

Depreciation	18,670	1,838

TOTAL OPERATING EXPENSES	488,046	281,940

LOSS FROM OPERATIONS	(488,046)	(281,940)

OTHER EXPENSES
Interest expense	(18,894)	-

NET LOSS	$(506,940)	$(281,940)

See accompanying notes to unaudited pro forma combined financial statement

F-3

CSES Group, Inc.
Statement of Stockholders’ Equity
For the Period from June 12, 2015 (Inception) to December 31, 2015 and
For the Nine Months Ended September 30, 2016
(Unaudited)

			Additional
	Common Stock $0.0001 Par		Paid-In	Accumulated	Stockholders’
	Number	Amount	Capital	Deficit	Equity
Balance,June 12, 2015 (inception)	$-	$-	$-	$-	$-
Shares issued to founders	10,000,000	1,000	(1,000)		-
Issuance of common stock for cash	275,000	28	549,972		550,000
Net loss				(281,940)	(281,940)

Balance, December 31, 2015	10,275,000	1,028	548,972	(281,940)	268,060
Issuance of common stock for cash	50,000	5	99,995		100,000
Beneficial conversion feature associated with convertible debt financing			200,000		200,000
Net loss				(506,940)	(506,940)

Balance, September 30, 2016 (unaudited)	10,325,000	$1,033	$848,967	$(788,880)	$61,120

See accompanying notes to unaudited pro forma combined financial statement

F-4

CSES Group, Inc.
Statements of Cash Flows

	Nine months	Period from inception (June 12,
	ended	2015) to
	September 30, 2016	December 31, 2015
	(unaudited)

CASH FLOWS USED IN OPERATING ACTIVITIES
Net loss for the period	$(506,940)	$(281,940)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	18,670	1,838
Amortization of discount on convertible note	17,094	-
Changes in working capital:
Change in prepaid expense	(7,000)
Change in accounts payable	104,183	12,467
Change in due to related party	3,000
Change in accrued interest	1,800

Net cash used in operating activities	(369,193)	(297,635)

CASH FLOWS USED IN INVESTING ACTIVITIES
Change in due from related party	30,000	-
Purchase of property and equipment	(53,874)	(86,237)
Net cash used in investing activities	(23,874)	(86,237)

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	100,000	550,000
Proceeds from issuance of convertible notes	300,000	-
Net cash provided by financing activities	400,000	550,000

NET INCREASE IN CASH	6,933	166,128
CASH, BEGINNING OF PERIOD	166,128	-

CASH, END OF PERIOD	$173,061	$166,128

NON CASH INVESTMENT AND FINANCING ACTIVITIES
Beneficial conversion feature recorded as valuation discount	$200,000	$-

See accompanying notes to unaudited pro forma combined financial statement

F-5

CSES Group, Inc.
Notes to Financial Statements
For the Period from June 12, 2015 (Inception) to December 31, 2015 and
For the Nine Months Ended September 30, 2016
(Unaudited)

NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION

Description of the Company

CSES Group, Inc. (the “Company”) was incorporated in the State of Nevada on June 12, 2015. The Company develops, markets and sells commercial refrigerants that are interchangeable between R-22, R-134a, R-404, R-407 and R-410a refrigerant equipment. These refrigerants are used in heating, ventilation and air conditioning (“HVAC”) equipment and are marketed under the name alltemp™.

Basis of Presentation of Unaudited Financial Information

The unaudited financial statements of the Company for the nine months ended September 30, 2016 have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), have been prepared pursuant to the rules and regulations of the SEC and, in the opinion of management, reflect all normal and recurring adjustments necessary to fairly present the interim periods of unaudited financial results of operations and cash flows of the company for the periods presented. Operating results for interim periods are not necessarily indicative of operating results for the entire fiscal year or any other future periods.

Going Concern

These financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. Since inception, the Company’s principal activities have related to research and development of its products and has recently begun production of product for sale. As reflected in the financial statements, the Company incurred net losses of $506,940 and $281,940 and utilized cash of $369,193 and $297,635 in operations during the nine months ended September 30, 2016 and period ended December 31, 2015, respectively, and had not incurred revenues for the periods reported. These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

The Company’s ability to continue as a going concern is dependent upon its ability to raise additional capital and to ultimately achieve sustainable revenues and profit from operations. To this end, the Company issued a $200,000 convertible promissory note (see Note 5) and subsequent to September 30, 2016 issued 4 million shares of common stock for total proceeds of $3,680,000 (see Note 8). However, the Company will need and is currently working on obtaining additional funds to operate its business through 2017 and beyond. There can be no assurance that such financing will be available to the Company. Even if the Company is able to obtain additional financing, it may contain undue restrictions and covenants on its operations, in the case of debt financing or cause substantial dilution for its stockholders in the case of convertible debt and equity financing.

F-6

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates and Assumptions

Preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Accordingly, actual results could differ from those estimates.

Fair Value of Financial Instruments

The Company follows paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments and paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amounts of the Company’s financial liabilities, such as accounts payable, approximate their fair values because of the short maturity of these instruments.

Transactions involving related parties cannot be presumed to be carried out on an arm’s-length basis, as the requisite conditions of competitive, free-market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm’s-length transactions unless such representations can be substantiated.

Revenue

The Company will recognize revenue from the sale of its products when there is persuasive evidence that an arrangement exists, delivery of the product has occurred and title has passed, the selling price is both fixed and determinable, and collectability is reasonably assured, all of which will occur upon shipment of the Company’s product or delivery of the product to the destination specified by the customer.

F-7

Property and Equipment

Property and equipment are stated at historical cost less accumulated depreciation and amortization. Depreciation and amortization of property and equipment is computed using the straight-line method over the estimated useful life, ranging from 3 to 5 years. Maintenance and repairs that do not improve or extend the useful life of the respective assets are expensed.

Management regularly reviews property, equipment and other long-lived assets for possible impairment. This review occurs annually or more frequently if events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Based upon management’s annual assessment, there were no indicators of impairment of the Company’s property and equipment and other long-lived assets as of September 30, 2016, or December 31, 2015.

Research and Development Costs

Research and development costs consist of expenditures for the research and development of new products and technology and are expensed as incurred. Research and development costs were $293,337 and $146,172 during the nine months ended September 30, 2016 and for the period from inception (June 12, 2015) to December 31, 2015, respectively.

Income Taxes

The Company follows the liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax balances and tax loss carry-forwards. Deferred tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in which those differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment.

Recent Accounting Pronouncements

In August 2014, the FASB issued Accounting Standards Update No. 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern, which provides guidance on determining when and how to disclose going-concern uncertainties in the financial statements. ASU 2014-15 requires management to perform interim and annual assessments of an entity’s ability to continue as a going concern within one year of the date the financial statements are issued. An entity must provide certain disclosures if conditions or events raise substantial doubt about the entity’s ability to continue as a going concern. ASU 2014-15 is effective for annual periods ending after December 15, 2016, and interim periods thereafter. Early adoption is permitted. The Company is currently evaluating the impact the adoption of ASU 2014-15 on the Company’s financial statements and disclosures.

In May 2014, the FASB issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers. ASU 2014-09 is a comprehensive revenue recognition standard that will supersede nearly all existing revenue recognition guidance under current GAAP and replace it with a principle based approach for determining revenue recognition. ASU 2014-09 will require that companies recognize revenue based on the value of transferred goods or services as they occur in the contract. The ASU also will require additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract. ASU 2014-09 is effective for interim and annual periods beginning after December 15, 2017. Early adoption is permitted only in annual reporting periods beginning after December 15, 2016, including interim periods therein. Entities will be able to transition to the standard either retrospectively or as a cumulative-effect adjustment as of the date of adoption. The Company is in the process of evaluating the impact of ASU 2014-09 on the Company’s financial statements and disclosures.

F-8

In February 2016, the FASB issued Accounting Standards Update (ASU) No. 2016-02, Leases. ASU 2016-02 requires a lessee to record a right of use asset and a corresponding lease liability on the balance sheet for all leases with terms longer than 12 months. ASU 2016-02 is effective for all interim and annual reporting periods beginning after December 15, 2018. Early adoption is permitted. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. The Company is currently evaluating the expected impact that the standard could have on its financial statements and related disclosures.

Other recent accounting pronouncements issued by the FASB, including its Emerging Issues Task Force, the American Institute of Certified Public Accountants, and the Securities and Exchange Commission did not or are not believed by management to have a material impact on the Company’s present or future consolidated financial statements.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

	As of
	September 30,	December 31,
	2016	2015
	(unaudited)

Plant equipment	$140,111	$86,237
Less accumulated depreciation	(20,508)	(1,838)

Total property and equipment	$119,603	$84,399

Total depreciation expense was $18,670 and $1,838 for the nine months ended September 30, 2016 and for the period from inception (June 12, 2015) to December 31, 2015, respectively.

NOTE 4 – RELATED PARTY TRANSACTIONS

In December 2015, the Company loaned $30,000 to an officer which was outstanding at December 31, 2015. The loan was repaid in full in June 2016. The amounts due from related party was unsecured, non-interest bearing and was due on demand.

Since July 2015, the Company’s research and development, manufacturing and distribution facility is being leased from a shareholder and chairman of the Company under a Commercial Sublease Agreement (“Lease”). The term of the Lease is for one year with automatic renewal periods of one year unless either party provides written notice of its intent not to renew. In July 2016, the Company extended the lease for an additional year. The Company is required to pay $12,000 per month. During the nine months ended September 30, 2016 (unaudited) and twelve months ended December 31, 2015, the Company paid $115,000 and $72,000, respectively, in rent to the Shareholder and Chairman.

In July 2016, the Company received a loan from its Chief Operating Officer in the amount of $3,000 which remained outstanding as of September 30, 2016. The loan is unsecured, non-interest bearing and is due on demand.

F-9

NOTE 5 – CONVERTIBLE NOTES

Convertible Notes Payable consist of the following:

	As of
	September 30,	December 31,
	2016	2015
	(unaudited)

8 % Convertible Note Payable to Investor	$100,000	$-
10% Convertible Note Payable to Source Financial Inc.	200,000	-
Total Convertible Notes	300,000
Less Valuation discount	(182,906)	-

Net	$117,094	$-

8% Convertible Promissory Note

In August 2016, the Company issued an unsecured 8% Convertible Promissory Note (“8% Note”), having a total principal amount of $100,000, to an accredited investor. The 8% Note is due and payable in full, including interest less amount previously converted, in August 2017. The 8% Note is convertible at any time into shares of the Company’s common stock at a price per share of $2.00. The price per share of $2.00 is not subject to subsequent adjustment.

10% Convertible Promissory Note

On September 20, 2016, the Company entered into a Binding Memorandum of Understanding (“MOU”) with Source Financial, Inc. (“SF” or together the “Parties”) whereby the Company and SF have agreed to cause a merger of the Company with SF and SF has agreed to provide certain financial accommodations and services to the Company. Pursuant to the terms of the MOU, the Company entered into an unsecured 10% Demand Convertible Promissory Note (“10% Note”) with SF having a total principal amount of $250,000 of which the Company received $200,000 as of September 30, 2016. The 10% Note accrues interest at a rate of 10% per annum, which is payable quarterly in cash with the first payment being due and payable on January 15, 2017. Upon completion of the merger discussed in Note 8, the 10% Note will automatically convert into shares of SF’s Class A common stock at an issue price of $0.07 per share.

As the conversion price of $0.07 reflected a price discount below the fair market value of the Company’s common stock as of the date of the Note, there was deemed a beneficial conversion feature associated with the 10% Note. As such, the Company recorded $200,000 representing the fair value of the beneficial conversion feature at the date of the 10% Note as additional paid-in capital. The value of the beneficial conversion feature was recorded as a beneficial conversion feature and is being amortized as interest expense over the term of the 10% Note and totaled $17,094 for the nine months ended September 30, 2016. The remaining balance of the valuation discount was $182,906 at September 30, 2016

In the event the merger is not consummated by January 15, 2017, or in the event that the MOU is terminated by the SF pursuant to the terms as stated therein, the Company has agreed to issue common stock upon SF’s request equal to 5% of the Company’s then issued and outstanding common stock on a fully diluted basis. Upon exercise of this right, the Bridge Loans shall be canceled.

F-10

NOTE 6 – EQUITY

Authorized shares

The Company has authorized 50 million shares of common at a par value of $0.0001 and 10 million shares of Preferred Stock at a par value of $0.0001. The Company has not issued Preferred Stock and the Company does not have any designated class of Preferred Stock.

Issuance of founder shares

In June 2015, the Company issued 10 million shares of its common stock to founders for $1,000 at a price equal to par value.

Stock Subscriptions

From June 2015 to August 2015 and again in February 2016, the Company issued 275,000 and 50,000, respectively, shares of common stock at a price of $2.00 per share for total proceeds of $550,000 and $100,000, respectively.

NOTE 7 – COMMITMENTS

In January 2016, the Company entered into a two-year consulting agreement requiring monthly payments of $15,000 that extends through December 2017. During the nine months ended September 30, 2019, the Company paid the consultant $60,000 and $75,000 was included in accounts payable as of September 30, 2016.

NOTE 8 – SUBSEQUENT EVENTS

Agreement and Plan of Merger

On January 24, 2017, the Company entered into an Agreement and Plan of Merger (“Agreement”) with SF and CSES Acquisition Inc., a wholly owned subsidiary of SF. Under the terms and conditions of the Agreement, SF will issue to the stockholders of the Company an aggregate 127,045,969 shares of common stock of SF constituting approximately 76% of the common stock of SF in exchange for all the shares of common stock of the Company at a ratio of 10.65375 shares of SF common stock for 1 share of the Company’s common stock. Upon closing, the Company will become a wholly-owned subsidiary of SF.

Sale of common shares to investors

From October to December 2016, the Company entered into Subscription Agreements with individual accredited investors (the “Subscribers”) pursuant to which the Subscribers purchased an aggregate of 1,600,000 units at a price of $2.50 per unit. Each unit consisted of one restricted share of the Company’s common stock and Common Stock Purchase Warrants (“Warrants”) to purchase one share of the Company’s common stock at an exercise price of $7.50 per share. Total proceeds received were $4,000,000 in cash. In addition, the Company issued to its placement agent as a private placement fee 128,000 shares of common stock and a warrant to purchase 128,000 shares of the Company’s common stock at an exercise price of $2.50 per share. The Warrants are fully vested when issued and expire three years after the date of issuance.

F-11

Appendix A

AGREEMENT AND PLAN OF MERGER

by and among

Source Financial, Inc.

(a Delaware corporation),

CSES Group, Inc.

(a Nevada corporation)

And

CSES Acquisition, Inc.

(a Nevada corporation)

Dated as of January 24, 2017

A-1

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (hereinafter referred to as this “Agreement”) is entered into as of January 24, 2017, by and among Source Financial, Inc., a Delaware corporation (“Source”), CSES Group, Inc., a Nevada corporation (the “Company”), and CSES Acquisition, Inc., a Nevada corporation, and a wholly owned subsidiary of Source (“CSES Merger Sub”), upon the following premises:

Preliminary Statement

Source is a publicly traded corporation quoted on OTCQX (the “OTCQX).

The parties have determined that it would be advisable and in the best interests of their respective companies and security holders that CSES Merger Sub be merged with and into the Company (the “Merger”) with the Company becoming a wholly owned subsidiary of Source.

Pursuant to the Merger, Source will issue to the stockholders of CSES (the “Stockholders”) an aggregate of 127,045,969 shares of the Common Stock of Source constituting approximately 76.60% of the total shares of Common Stock of Source to be outstanding upon consummation of the Merger contemplated hereby. On the Closing Date (as defined in Section 1.02), the Company will become a wholly-owned subsidiary of Source.

Agreement

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, and intending to be legally bound hereby, it is hereby agreed as follows:

ARTICLE I
THE MERGER

1.01       The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Nevada Revised Statutes (“NRS”) at the Effective Time as defined below: (a) CSES Merger Sub will merge with and into the Company, and (b) the separate corporate existence of CSES Merger Sub will cease and the Company will continue its corporate existence under the NRS as the surviving corporation in the Merger (sometimes referred to herein as the “Surviving Corporation”).

1.02       Closing.

(a)       Upon the terms and subject to the conditions set forth herein, the closing of the Merger (the “Closing”) will take place as soon as practicable (but in any event within five (5) business days after satisfaction or waiver of each of the conditions set forth in Article VI and Article VII hereof), unless another time or date is agreed to in writing by the parties hereto. The Closing may be held by the remote exchange of documents, and the actual date of the Closing is hereinafter referred to as the “Closing Date.”

(b)       Subject to the provisions of this Agreement, at the Closing, the Company, Source and CSES Merger Sub, as the case may be, will cause articles of merger (the “Articles of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Nevada in accordance with the relevant provisions of the NRS and shall make all other filings or recordings required under the NRS. The Merger will become effective at such time as the Articles of Merger have been duly filed with the Secretary of State of the State of Nevada or at such later date or time as may be agreed by the Company and Source in writing and specified in the Articles of Merger in accordance with the NRS (the effective time of the Merger being hereinafter referred to as the “Effective Time”).

1.03       Effect of the Merger. The Merger shall have the effect set forth herein and in the applicable provisions of the NRS. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time all property, rights, privileges, immunities, powers, franchises, licenses and authority of the Company and CSES Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions and duties of each of the Company and CSES Merger Sub shall become the debts, liabilities, obligations, restrictions and duties of the Surviving Corporation.

A-2

1.04       Directors and Officers. The directors and officers of CSES Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the directors and officers, respectively, of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the articles of incorporation and by-laws of the Surviving Corporation.

ARTICLE II
EFFECT OF THE MERGER ON THE
SECURITIES OF THE COMPANY AND CSES MERGER SUB

2.01       Effect on Capital Stock of the Company. As of the Effective Time, by virtue of the Merger and without any action on the part of CSES Merger Sub, the Company or the holders of: (i) any shares of the Common Stock of the Company, or (ii) any shares of common stock of CSES Merger Sub, the following shall occur:

(a)       Cancellation of Certain Capital Stock of the Company. Each share of Common Stock of the Company that is owned by Source, CSES Merger Sub or the Company (as treasury stock or otherwise) or any of their respective direct or indirect wholly-owned subsidiaries will automatically be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange therefor.

(b)       Conversion of the Stock of the Company. All shares of the Company Common Stock issued and outstanding immediately prior to the Effective Time (other than dissenting securities, and shares to be cancelled and retired in accordance with Section 2.1(a)) will be converted into the Merger Consideration (as defined below) which Merger Consideration shall be distributed to the Stockholders as more particularly set forth in the Merger Consideration Schedule attached as Schedule 2.01(b) (the “Merger Consideration Schedule”), but in any event subject to Sections 2.02 and 2.03. The Merger Consideration is based on (a) an Exchange ratio of 10.65375 shares of Source Common Stock for each outstanding share of Common Stock of the Company (the “Exchange Ratio”), (b) the conversion of all outstanding derivative securities of Source, and (c) a private placement of the Company’s securities of $4,000,000 (the “Private Placement”) which includes shares of the Company’s Common Stock. The Merger Consideration also includes options and warrants to purchase shares of Source Common Stock (the “New Derivative Securities”) to be issued to holders of options (the “Company Options”) and warrants (the “Company Warrants”) to purchase Common Stock of the Company (collectively, the “Old Derivative Securities”) which are to be exchanged pursuant to Section 2.03 below. The post-Merger Capitalization Table and the pro forma capitalization table are set forth in Schedule 2.01(b).

(c)       Cancellation of Shares. At the Effective Time, all shares of Common Stock of the Company and all Old Derivative Securities will no longer be outstanding and all shares of the Company’s Common Stock and all Old Derivative Securities will be cancelled and retired and will cease to exist, and each holder of a certificate or other document formerly representing any such shares of Common Stock of the Company or Old Derivative Securities will cease to have any rights with respect thereto, except the right to receive the Merger Consideration, if any.

(d)       Conversion of CSES Merger Sub Capital Stock. Each share of common stock of CSES Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one newly issued, fully paid and non-assessable share of common stock of the Surviving Corporation.

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2.02       Payment of Merger Consideration. At the Effective Time: (i) Source shall issue cerificates in the name of the Stockholders representing the Merger Consideration in accordance with the Merger Consideration Schedule and (ii) the Stockholders shall deliver to Source certificates representing all of the issued and outstanding shares of Common Stock of the Company. Upon surrender of such certificates for cancellation to Source, the holders of such certificates shall be entitled to receive in exchange therefor, and Source shall cause the transfer agent to deliver the Merger Consideration (or evidence of such Consideration in book-entry form) into which the securities formerly represented by such certificates shall have been converted pursuant to the terms of this Article II, and the certificates so surrendered shall forthwith be cancelled. All Merger Consideration paid upon the surrender or exchange of certificates shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Common Stock of the Company previously represented by such certificates, and at the Effective Time the transfer books of the Company shall be closed and there shall be no further registration of transfers on the stock transfer books of the shares of the Company Common Stock that were outstanding immediately prior to the Effective Time.

2.03       Treatment of Old Derivative Securities.

(a)       At the Effective Time, each Company Option under the Company’s Equity Compensation Plan, each Company Warrant and the Convertible Note referred to Schedule 3.07 (the “Note”) outstanding immediately before the Effective Time shall, automatically and without any required action on any part of any holder or beneficiary thereof, be assumed by Source and converted into an option, warrant or note (as the case may be) to purchase shares of Source Common Stock (each, a “Converted Security”). Each Converted Security shall continue to have and be subject to substantially the same terms and conditions as were applicable to such Converted Security immediately before the Effective Time (including expiration date and exercise provisions), except that (i) each Converted Security shall be exercisable or convertible for that number of shares of Source Common Stock equal to the product (rounded down to the nearest whole number) of (A) the number of shares of Company Stock subject to the Converted Security immediately before the Effective Time and (B) the Exchange Ratio; and (ii) the per share exercise or conversion price for each share of Source Common Stock issuable upon exercise of the Converted Security shall be equal to the quotient (rounded up to the nearest whole cent) obtained by dividing (A) the exercise or conversion price per share of Company Common Stock of such Converted Security immediately before the Effective Time by (B) the Exchange Ratio; provided, however, that as to the Company Options, the exercise price and the number of shares of Source Common Common Stock purchasable under each such Converted Security shall be determined in a manner consistent with the requirements of Section 409A of the Code and the applicable regulations promulgated thereunder; provided, further, that in the case of any Company Option to which Section 422 of the Code applies, the exercise price and the number of shares of Source Common Stock purchasable under such Converted Security shall be determineed in accordance with the foregoing in a manner that satisfies the requirements of Section 424(a) of the Code.

(b)       Before the Effective Time, the Company shall deliver to the holders of the Converted Securities notices, in a form reasonably acceptable to Source, setting forth the effect of the Merger on such holders’ rights and describing the treatment of such awards in accordance with this Article II.

(c)       Source will (a) reserve for issuance the number of shares of Source Common Stock that will become subject to the Converted Securities and (b) issue or cause to be issued the appropriate number of shares of Source Common Stock, upon the exercise of the Converted Securities.

2.04       No Fractional Shares. No certificates or scrip representing fractional shares of Source Common Stock shall be issued and any fractions shall be rounded up or down to the nearest whole share.

2.05       Lost, Stolen or Destroyed Certificate. If any certificate evidencing Common Stock of the Company shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by Source, the posting by such person of a bond, in such reasonable amount as Source may direct, as indemnity against any claim that may be made against it with respect to such certificate, Source will issue, in exchange for such lost, stolen or destroyed certificate, the applicable Merger Consideration and cash in lieu of any fractional shares of Source Common Stock to which such holder would be entitled in each case pursuant to this Agreement.

2.06       Withholding Taxes. Source shall be entitled to deduct and withhold from that portion of the Merger Consideration otherwise payable pursuant to this Agreement such amounts as Source is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local, provincial or foreign tax law. To the extent that amounts are so withheld and remitted to the appropriate governmental body, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of such securities in respect of which such deduction and withholding was made by Source.

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2.07       Appraisal Rights. Notwithstanding anything in this Agreement to the contrary, shares of Common Stock of the Company that are issued and outstanding immediately prior to the Effective Time and which are held by a Stockholder who did not vote in favor of the Merger (or consent thereto in writing) and who is entitled to demand and properly demands appraisal of Common Stock of the Company pursuant to, and who complies in all respects with, the provisions of the NRS (the “Dissenting Holders”), shall not be converted into or be exchangeable for the right to receive the applicable Merger Consideration, but instead such Holder shall be entitled to payment of the fair value of such Common Stock (the “Dissenting Securities”) in accordance with the provisions of Section 92A.380 of the NRS (and at the Effective Time, such Dissenting Securities shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and such holder shall cease to have any rights with respect thereto, except the right to receive the fair value of such Dissenting Securities in accordance with the provisions of the NRS, unless and until such holder shall have failed to perfect or shall have effectively withdrawn or lost rights to appraisal under the NRS). If any Dissenting Holder shall have failed to perfect or shall have effectively withdrawn or lost such right, such Holder’s shares of Common Stock of the Company shall thereupon be treated as if they had been converted into and become exchangeable for the right to receive, as of the Effective Time, the applicable Merger Consideration for such Stock without any interest thereon. The Company shall give Source: (i) prompt notice of any written demands for attempted withdrawals of such demands and any other instruments served pursuant to the NRS, and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal under the NRS. The Company, except with the prior written consent of Source, shall not voluntarily make any payment with respect to, or settle, or offer or agree to settle, any such demand for payment.

ARTICLE III
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF THE COMPANY

As an inducement to Source to consummate the Merger, the Company represents and warrants that except as set forth in the schedules of exceptions to the representations of the Company annexed hereto (the “Company Schedules”) the following statements will be true and correct as of the Closing Date (as hereinafter defined):

3.01       Organization. The Company is duly incorporated, validly existing, and in good standing under the laws of Nevada and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances and orders of public authorities, to carry on its business in all material respects as it is now being conducted. Prior to the Closing Date (as hereinafter defined) the Company will deliver to Source complete and correct copies of the articles of incorporation and by-laws of the Company as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of Company’s articles of incorporation or by-laws. The Company has taken all actions required by law, its articles of incorporation or by-laws, or otherwise to authorize the execution and delivery of this Agreement. The Company has full power, authority, and legal capacity and prior to the Closing Date will have taken all action required by law, its articles of incorporation or by-laws, and otherwise to consummate the transactions herein contemplated.

3.02       Power and Authority. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Merger and to consummate the transactions contemplated hereby; which authority consists of the consent of the Company shareholders, including the new shareholders of the Company by virtue of the private placement completed in December 2016 (“Shareholder Approval”) and the unanimous consent of the directors.

3.03       Authorization of Agreement; Due Execution and Delivery; Binding Agreement. The execution, delivery and performance of this Agreement by the Company, and the consummation of the transactions contemplated hereby, have been duly authorized by the Board of Directors of the Company, and the Board of Directors has recommended that the Stockholders accept the Exchange. This Agreement has been duly executed and delivered on behalf of the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except that such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors, rights generally, and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

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3.04       No Conflict. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement (i) will not violate any provision of the articles of incorporation or by-laws of the Company; (ii) will not, with or without the giving or notice and the lapse of time, or both, result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of any indenture, mortgage, deed of trust, or other material agreement, or instrument to which the Company is a party or to which any of its assets, properties or operations are subject; (iii) violate any provision of law, statute, rule, regulation or executive order to which the Company is subject; or (iv) violate any judgment, order, writ or decree of any court applicable to the Company.

3.05       Issued and Outstanding Shares. The issued and outstanding shares of common stock of the Company are validly issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

3.06       Options or Warrants. Other than the Company’s recent placement of its Units consisting of shares of Common Stock and Common Stock Purchase Warrants, through its Placement Agent T.R. Winston & Company, and the Company’s 2015 Stock Option Plan, there are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued stock of the Company.

3.07       Financial Statements.

(a)       Prior to the Closing Date, the Company will deliver to Source audited financial statements of the Company from inception through the year ended December 31, 2015 , together with the opinion with respect thereto of a recognized independent certified public accountant, together with the unaudited interim financial statements as of September 30, 2016 and for the nine month period then ended (the “Financial Statements”). All such Financial Statements will have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and will fairly present in all material respects the financial position, results of operations, cash flows and changes in stockholders’ equity of the Company as of the dates and for the periods presented therein.

(b)       The Company has duly and punctually paid all governmental fees and taxes which it has become liable to pay and has duly allowed for all taxes reasonably foreseeable and is under no liability to pay any penalty or interest in connection with any claim for governmental fees or taxation and the Company has made any and all proper declarations and returns for taxation purposes and all information contained in such declarations and returns is true and complete and full provision or reserves have been made in its financial statements for all governmental fees and taxation.

(c)       The books and records, financial and otherwise, of the Company are in all material respects complete and correct and have been maintained in accordance with generally accepted accounting principles consistently applied throughout the periods involved.

(d)       The Company will have no liabilities (whether absolute, accrued, contingent, known or unknown or otherwise), claims, obligations or other liens, except as disclosed on the balance sheets included in the Financial Statements or incurred in the ordinary course of business subsequent to the date of the last Financial Statements. Schedule 3.07 sets forth, separately, (a) a true, correct and complete list of all outstanding loans, lines of credit and other indebtedness incurred by the Company, inclusive of any outstanding loans, lines of credit and other indebtedness incurred by the Company, the repayment obligations for which are secured by any of the Company’s assets and (b) with respect to each loan described in the foregoing clause, the amounts due thereunder as of the date hereof.

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3.08       Absence of Certain Changes or Events. Prior to the Closing Date:

(a)       There will not have been any material adverse change in the business, operations, properties, assets, or condition (financial or otherwise) of the Company since the date of the most recent balance sheet included in the Financial Statements;

(b)       Except as otherwise contemplated herein, subsequent to the date hereof, the Company will not (i) amend its articles of incorporation; (ii) declare or make, or agree to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchase or redeem, or agree to purchase or redeem, any of its shares; (iii) make any material change in its method of management, operation or accounting, (iv) enter into any other material transaction other than sales in the ordinary course of its business; or (v) make any increase in or adoption of any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees; and

(c)       The Company will not (i) grant or agree to grant any options, warrants or other rights for its stocks, bonds or other corporate securities calling for the issuance thereof except as disclosed herein, (ii) borrow or agree to borrow any funds or incur, or become subject to, any material obligation or liability (absolute or contingent) except as disclosed herein and except liabilities incurred in the ordinary course of business; (iii) sell or transfer, or agree to sell or transfer, any of its assets, properties, or rights or cancel, or agree to cancel, any debts or claims; or (iv) issue, deliver, or agree to issue or deliver any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock) except as disclosed herein or in connection with this Agreement.

3.09       Litigation and Proceedings. There are no actions, suits, proceedings, or investigations pending or, to the best of its knowledge, threatened by or against the Company or affecting the Company or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. The Company does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

3.10       Compliance With Laws and Regulations. To the best of its knowledge, the Company has complied with all statutes and regulations applicable to its business, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of the Company or except to the extent that noncompliance would not result in the occurrence of any material liability for the Company.

3.11       Contracts.

(a)       All “material” contracts, agreements, franchises, license agreements, debt instruments or other commitments to which the Company is a party or by which it or any of its assets, products, technology, or properties are bound other than those incurred in the ordinary course of business have been disclosed to Source prior to the date hereof. A “material” contract, agreement, franchise, license agreement, debt instrument or commitment is one which (i) will remain in effect for more than six (6) months after the date of this Agreement, (ii) involves aggregate obligations of at least twenty-five thousand dollars ($25,000) and which cannot be terminated by the Company on notice of no more than thirty days at a cost of no more than $10,000;

(b)       All contracts, agreements, franchises, license agreements, and other commitments to which the Company is a party or by which its properties are bound and which are material to the operations of the Company taken as a whole are valid and enforceable by the Company in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally; and

(c)       Except as included or described in the Schedule 3.11 or reflected in the most recent Company balance sheet included in the Financial Statements, the Company is not a party to any oral or written (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation; (vi) collective bargaining agreement; or (vii) agreement with any present or former officer or director of the Company, which, in each case cannot be terminated by the Company on notice of no more than thirty days at a cost of no more than $10,000.

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3.12       Taxes. The Company has: (i) timely filed or will file with the appropriate taxing authorities all tax returns required to be filed by or with respect to its business, or is properly on extension and all such duly filed tax returns are true, correct and complete in all material respects; and (ii) timely paid in full or made adequate provisions for on its balance sheet (in accordance with GAAP) all taxes shown to be due on such tax returns. There are no liens for taxes upon the assets of the Company except for statutory liens for current taxes not yet due and payable or which may thereafter be paid without penalty or are being contested in good faith. The Company has not received any notice of audit, is not undergoing any audit of its tax returns, and has not received any notice of deficiency or assessment from any taxing authority with respect to liability for taxes which has not been fully paid or finally settled. There have been no waivers of statutes of limitations by the Company with respect to any tax returns. The Company has not filed a request with any taxing authority for changes in accounting methods within the last three years which change would affect the accounting for tax purposes, directly or indirectly, of its business. The Company has not executed an extension or waiver of any statute of limitations on the assessment or collection of any taxes due that is currently in effect.

3.13       No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants, and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers.

3.14       No Brokers. The Company has not retained any broker or finder in connection with any of the transactions contemplated by this Agreement, and has not incurred or agreed to pay, or taken any other action that would entitle any person to receive, any brokerage fee, finder’s fee or other similar fee or commission with respect to any of the transactions contemplated by this Agreement.

3.15       Disclosure. To the best of the Company’s knowledge, all disclosure provided to Source regarding the Company, its business and the transactions contemplated hereby, including the Company Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that Source has not made, nor is Source making, any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth herein. In the event that the Company Disclosure Schedules are not delivered contemporaneously with the execution of this Agreement, they shall be delivered as soon as practicable prior to the Closing Date.

ARTICLE IV
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF SOURCE

As an inducement to, and to obtain the reliance of the Company, except as set forth in the schedules of exceptions to the representations of Source annexed hereto (the “Source Schedules”), Source represents and warrants, as of the date hereof and as of the Closing Date, as follows:

4.01       Organization. Source is a corporation duly incorporated, validly existing, and in good standing under the laws of Delaware and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted. Source has made available to the Company or there has been available on EDGAR complete and correct copies of the certificate of incorporation and bylaws of Source as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of Source’s certificate of incorporation or by-laws. Source has taken all action required by law, its certificate of incorporation and by-laws, or otherwise to authorize the execution and delivery of this Agreement, and Source has full power, authority, and legal right and has taken all action required by law, its certificate of incorporation and by-laws, or otherwise to consummate the transactions herein contemplated.

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4.02       Capitalization.

(a)       As of the date hereof, Source’s authorized capitalization consists of 12,000,000 shares of common stock, par value $0.001 per share, of which 10,748,884 shares are issued and outstanding, and 10,000 shares of preferred stock, of which 5,000 are designated as Series C Preferred Stock, par value $0.01 per share, 2,082 shares of which are issued and outstanding, Source’s capitalization immediately before and after Closing is set forth in Schedule 4.02 hereof. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person. Except as contemplated herein, as of the date hereof and the Closing Date, no shares of Source’s common stock are or will be reserved for issuance upon the exercise of outstanding options to purchase the common stock; no shares of common stock are or will be reserved for issuance upon the exercise of outstanding warrants to purchase shares of Source common stock; and no shares of Source’s common stock will be reserved for issuance for any other instrument which by its terms would require the issuance of Source common stock. All outstanding shares of Source common stock have been issued and granted in compliance with (i) all applicable securities laws and (in all material respects) other applicable laws and regulations, and (ii) all requirements set forth in any applicable Contracts.

(b)       There are no equity securities, partnership interests or similar ownership interests of any class of any equity security of Source, or any securities exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. Except as contemplated by this Agreement or as set forth in Schedule 4.02, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which Source is a party or by which it is bound obligating Source to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of Source or obligating Source to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement. There is no plan or arrangement to issue shares of Source common stock, except as set forth in this Agreement.

Except as contemplated by this Agreement and except as set forth in Schedule 4.02 hereto, there are no registration rights, and there is no voting trust, proxy, rights plan, anti-takeover plan or other agreement or understanding to which Source is a party or by which it is bound with respect to any equity security of any class of Source, and there are no agreements to which Source is a party, or which Source has knowledge of, which conflict with this Agreement or the transactions contemplated herein or otherwise prohibit the consummation of the transactions contemplated hereunder.

4.03       Subsidiaries and Predecessor Corporations. Except as disclosed in the SEC Reports, Source does not have any predecessor corporation(s) or subsidiaries, and does not own, beneficially or of record, any equity interests of any other corporation or entity.

4.04       SEC Filings; Financial Statements.

(a)       Source has made available to the Company and the Stockholders, or there has been available on EDGAR, correct and complete copies of each report, registration statement and definitive proxy statement filed by Source with the SEC since December 30, 2013 (the “SEC Reports”). As of their respective dates, the Source SEC Reports: (i) were prepared in accordance and complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Source SEC Reports, and (ii) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superseded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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(b)       Included in the SEC Reports are the (i) audited consolidated balance sheets of Source as of December 31, 2015 and the related audited consolidated statements of operations, stockholders’ equity and cash flows for December 31, 2015, together with the notes to such statements and the opinion of its independent certified public accountants, with respect thereto; and (ii) the unaudited consolidated balance sheets of Source as of September 30, 2016 and 2015 and the related unaudited consolidated statements of operations and cash flows for the nine months ended September 30, 2016 and 2015, together with the notes to such statements.

(c)       Each set of financial statements (including, in each case, any related notes thereto) contained in the SEC Reports comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and each fairly presents in all material respects the financial position of Source at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal adjustments which were not or are not expected to have a material adverse effect upon the business, prospects, management, properties, operations, condition (financial or otherwise) or results of operations of Source, taken as a whole (“Material Adverse Effect”).

(d)       The Source balance sheets are true and accurate and present fairly as of their respective dates the financial condition of Source. As of the date of such balance sheets, except as and to the extent reflected or reserved against therein, Source had no liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of Source, in accordance with generally accepted accounting principles. The statements of operations, stockholders’ equity and cash flows reflect fairly the information required to be set forth therein by generally accepted accounting principles. All of Source’s assets are reflected on its financial statements, and, except as set forth in the Source Schedules or the financial statements of Source or the notes thereto, Source has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise;

(e)       Source has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable; and

(f)       The books and records, financial and otherwise, of Source are in all material aspects complete and correct and have been maintained in accordance with generally accepted accounting principles consistently applied throughout the periods involved.

4.05       Taxes. Source has: (i) timely filed with the appropriate taxing authorities all tax returns required to be filed by or with respect to its business, or are properly on extension and all such duly filed tax returns are true, correct and complete in all material respects; and (ii) timely paid in full or made adequate provisions for on its balance sheet (in accordance with GAAP) all Taxes shown to be due on such tax returns. There are no liens for taxes upon the assets of Source except for statutory liens for current taxes not yet due and payable or which may thereafter be paid without penalty or are being contested in good faith. Source has not received any notice of audit, is not undergoing any audit of its tax returns, and has not received any notice of deficiency or assessment from any taxing authority with respect to liability for taxes which has not been fully paid or finally settled. There have been no waivers of statutes of limitations by Source with respect to any tax returns. Source has not filed a request with the Internal Revenue Service for changes in accounting methods within the last three years which change would affect the accounting for tax purposes, directly or indirectly, of its business. Source has not executed an extension or waiver of any statute of limitations on the assessment or collection of any taxes due (excluding such statutes that relate to years currently under examination by the Internal Revenue Service or other applicable taxing authorities) that is currently in effect.

4.06       No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by Source to arise, between the accountants, and lawyers formerly or presently employed by Source and Source is current with respect to any fees owed to its accountants and lawyers.

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4.07       Options or Warrants. Except as set forth in the SEC Reports, there are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued stock of Source.

4.08       Absence of Certain Changes or Events. Since September 30, 2016:

(a)       there has not been (i) any material adverse change in the business, operations, properties, assets or condition of Source or (ii) any damage, destruction or loss to Source (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of Source;

(b)       Source has not (i) amended its certificate of incorporation or by-laws, except as required by this Agreement; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of Source; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any transactions or agreements other than in the ordinary course of business; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceed $1,000; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees;

(c)       Source has not (i) granted or agreed to grant any options, warrants, or other rights for its stock, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid or agreed to pay any material obligations or liabilities (absolute or contingent) other than current liabilities reflected in or shown on the most recent Source balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transaction contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $1,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value less than $1,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Source; or (vi) issued, delivered or agreed to issue or deliver, any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement; and

(d)       Source has not become subject to any law or regulation which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of Source.

4.09       Litigation and Proceedings. There are no actions, suits, proceedings or investigations pending or, to the knowledge of Source, threatened against Source, or affecting Source or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Source is not in default with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality.

4.10       Contracts.

(a)       Source is not a party to, and its assets, products, technology and properties are not bound by, any contract, franchise, license agreement, agreement, debt instrument or other commitments whether such agreement is in writing or oral;

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(b)       Source is not a party to or bound by, and the properties of Source are not subject to any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award; and

(c)       Source is not a party to any oral or written (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation, (vi) collective bargaining agreement; or (vii) agreement with any present or former officer or director of Source.

4.11       No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which Source is a party or to which any of its assets, properties or operations are subject.

4.12       Compliance With Laws and Regulations. Source has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof. This compliance includes, but is not limited to, the filing of all reports to date with federal and state securities authorities.

4.13       Approval of Agreement. The Board of Directors of Source has authorized the execution and delivery of this Agreement by Source and has approved this Agreement and the transactions contemplated hereby.

4.14       Material Transactions or Affiliations. Except as set forth in Schedule 4.14 hereto and in the SEC Reports, there exists no contract, agreement or arrangement between Source and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director, or person owning of record or known by Source to own beneficially, 5% or more of the issued and outstanding common shares of Source and which is to be performed in whole or in part after the date hereof. Neither any officer, director, nor 5% Shareholders of Source has, or has had since inception of Source, any known interest, direct or indirect, in any such transaction with Source which was material to the business of Source. Source has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other transaction with, any such affiliated person.

4.15       Bank Accounts; Power of Attorney. Set forth in Schedule 4.15 is a true and complete list of (a) all accounts with banks, money market mutual funds or securities or other financial institutions maintained by Source within the past twelve (12) months, the account numbers thereof, and all persons authorized to sign or act on behalf of Source, (b) all safe deposit boxes and other similar custodial arrangements maintained by Source within the past twelve (12) months, (c) the check ledger for the last 12 months, and (d) the names of all persons holding powers of attorney from Source or who are otherwise authorized to act on behalf of Source with respect to any matter, other than its officers and directors, and a summary of the terms of such powers or authorizations.

4.16       Valid Obligation. This Agreement and all agreements and other documents executed by Source in connection herewith constitute the valid and binding obligation of Source, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

4.17       Exchange Act Compliance. Source is in compliance with, and current in, all of the reporting, filing and other requirements under the Exchange Act, the Source common stock has been registered under Section 12(g) of the Exchange Act, and Source is in compliance with all of the requirements under, and imposed by, Section 12(g) of the Exchange Act, except where a failure to so comply is not reasonably likely to have a Material Adverse Effect on Source.

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4.18       No Brokers. Source has not retained any broker or finder in connection with any of the transactions contemplated by this Agreement, and Source has not incurred or agreed to pay, or taken any other action that would entitle any person to receive, any brokerage fee, finder’s fee or other similar fee or commission with respect to any of the transactions contemplated by this Agreement.

4.19       Disclosure. All disclosure provided to the Stockholders regarding Source, its business and the transactions contemplated hereby, including the Source Disclosure Schedules to this Agreement, furnished by or on behalf of Source with respect to the representations and warranties made herein are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Source acknowledges and agrees that the Stockholders have not made, nor are the Stockholders making, any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth herein. In the event that the Source Disclosure Schedules are not delivered contemporaneously with the execution of this Agreement, they shall be delivered as soon as practicable prior to the Closing Date.

ARTICLE V
COVENANTS OF THE PARTIES

The parties hereby agree that:

5.01       Public Status; Schedule 14f-1. Source shall make any and all required filings under the Exchange Act so that (a) it remains a reporting company under the Exchange Act, (b) its Common Stock continues to be a publicly-traded security for a period of at least 24 months from the Closing Date and (c) the Company may file with the Delaware Secretary of State an amendment to its Certificate of Incorporation (i) increasing the authorized shares of its Common Stock to 500,000,000 and the authorized shares of its Preferred Stock to 10,000,000 and (ii) changing its corporate name to Alltemp, Inc. or other name as may be designated by the Company (the “Certificate Amendment”). Source shall, to the best of its ability, take all action necessary to insure that its Common Stock continues to be quoted on the OTCQX or a substantially equivalent electronic trading system. No later than ten days prior to the Closing Date Source shall file with the SEC the Schedule 14f-1.

5.02       Public Announcements. Except as required by applicable law, Source, the Company and the Stockholders shall consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and will not issue any such press release or make any such public statement prior to such consultation and without the consent of the other parties.

5.03       Notices of Certain Events. In addition to any other notice required to be given by the terms of this Agreement, each of the parties shall promptly notify the other party hereto of:

(a)       any notice or other communication from any person alleging that the consent of such person is or may be required in connection with any of the transactions contemplated by this Agreement;

(b)       any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

(c)       any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting such party that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant hereto or that relate to the consummation of the transactions contemplated by this Agreement.

5.04       Access to Information. Following the date hereof, until consummation of all transactions contemplated hereby, Source shall give to the Company, its counsel, financial adviser, auditor and other authorized representatives reasonable access to the offices, properties, books and records, financial and other data and information of Source as the Company and their representatives may reasonably request. Likewise, following the date hereof, until consummation of all transactions contemplated hereby, the Company shall give to Source, its counsel, financial advisers, auditors and other authorized representatives reasonable access to the offices, properties, books and records, financial and other data and information of the Company as Source and its representatives may reasonably request.

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5.05       Source’ Business and the Company’s Business. Except for transactions contemplated by this Agreement, neither Source nor the Company will, without the prior written consent of the other, (i) make any material change in the type or nature of its business, or in the nature of its operations, (ii) create or suffer to exist any debt, other than that currently in existence or undertaken to complete projects ongoing or to meet short term working capital needs, (iii) issue any capital stock or (iv) enter into any new agreements of any kind or undertake any new obligations or liabilities likely to have a material impact on its business.

5.06       Consents of Third Parties. Each of the parties will give any notices to third parties and will use its reasonable best efforts to obtain any third party consents that the other parties reasonably may request in connection with this Agreement. Each of the parties will give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters in this Agreement.

5.07       No Solicitations. Except as contemplated herein, from and after the date of this Agreement until the later of the Closing, sixty days after the date hereof or termination of this Agreement pursuant to Section 8.01, except as it pertains to the Private Placement, the Company will not, nor will it permit any of its officers, directors or agents acting on its behalf to: (a) take any action to solicit, initiate, encourage or assist the submission of any proposal, negotiation or offer from any person or entity other than Source, and other person(s) or entities for purposes of soliciting their participation as investors or co-investors with the Company, relating to the acquisition, sale or transfer of any of the capital stock of the Company or any material part of the assets of the Company; (b) offer to sell or transfer any of the capital stock of the Company or any material part of the assets of the Company to any person other than Source and/or other person(s) or entities who participate as investors or co-investors with Source; or (c) disclose financial or other information relating to the company other than in the ordinary course of business to any person or entity other than Source, Source’ agents and representatives, and other person(s) or entities for purposes of soliciting their participation as investors or co-investors with Source, except with the written consent of Source. The Company acknowledges and agrees that the legal remedies available to Source in the event the Company violates any of the foregoing covenants would be inadequate and that Source shall be entitled to specific performance, injunctive relief and other equitable remedies in the event of any such violation. The Company will immediately notify Source regarding any contact between the Company, any of its directors, officers, employees, agents or representatives and any other person regarding any offer, proposal or inquiry during this exclusivity period.

5.08       Shareholder Approval. The Company shall take all necessary steps to present the ratification of this Agreement and Merger, if necessary, so that the Company obtains shareholder consent/approval to consummate the Agreement and authorization and consummation of the Merger by the Stockholders (the “Shareholder Approval”).

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF SOURCE

The obligations of Source under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

6.01       Accuracy of Representations and Performance of Covenants. Each of the representations and warranties made by the Company shall be true and correct in all material respects as of the Closing Date as if made on such date, including any ratification of the Shareholder Approval as may be necessary pursuant to Section 5.08. The Company and each Stockholder shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing. Source shall be furnished with a certificate, signed by a duly authorized executive officer of the Company and dated the Closing Date, confirming (i) the statements made in the two preceding sentences and (ii) that there has been no material adverse change in the business, affairs, prospects, operations, properties, assets or conditions of the Company since the date of this Agreement.

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6.02       No Governmental Prohibition. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

6.03       Consents. All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of the Company after the Closing Date on the basis as presently operated shall have been obtained.

6.04       Other Items. Source shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as Source may reasonably request, including executed copies of the Shareholder Approval (as supplemented pursuant to Section 5.08) and board of director resolutions.

6.05       Absence of Litigation. There shall be no actions, suits, proceedings or governmental investigations or inquiries pending or threatened against the Company which would prevent the consummation of the transaction contemplated hereby.

6.06       Schedules and Other Information. The Company shall have delivered to Source the Financial Statements of the Company contemplated by Section 3.07, the Company Disclosure Schedules required hereunder, and other books and records reasonably requested in connection with Source’s due diligence investigation of the Company, and there shall have been no disclosure in any financial statements or any schedule delivered after the date of execution and delivery of this Agreement, or the documents described therein, or in any disclosure provided in connection with such due diligence investigation, which in the reasonable opinion of Source does or may have a materially adverse effect on the value of the business of the Company or on its assets, properties or goodwill.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY

The obligations of the Company under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

7.01       Accuracy of Representations and Performance of Covenants. Each of the representations and warranties made by Source shall be true and correct in all material respects as of the Closing Date as if made on such date. Source shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing. The Company shall be furnished with a certificate, signed by a duly authorized executive officer of Source and dated the Closing Date, confirming (i) the statements made in the two preceding sentences and (ii) that there has been no material adverse change in the business, affairs, prospects, operations, properties, assets or conditions of Source since the date of this Agreement.

7.02       No Governmental Prohibition. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

7.03       Consents. All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of Source after the Closing Date shall have been obtained.

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7.04       Absence of Litigation. There shall be no actions, suits, proceedings or governmental investigations or inquiries pending or threatened against Source which would prevent the consummation of the transactions contemplated hereby.

7.05       Good Standing Certificate. Source shall have delivered to the Company a certificate of good standing issued by the Secretary of the State of the State of Delaware, dated as of a date within ten (10) days prior to the Closing Date, certifying that Source is in good standing as a corporation in the State of Delaware and has filed all tax returns required to have been filed by it with the State of Delaware to date and has paid all taxes reported as due thereon.

7.06       Board of Directors Resolutions. Source shall have delivered to the Company a certificate signed by an officer of Source certifying to the adoption by its Board of Directors of resolutions approving this Agreement and the transactions contemplated herein.

7.07       Officers and Directors. The officers and directors of Source shall have resigned from such positions effective immediately prior to Closing and the Company’s designees for such positions shall have been duly appointed.

7.08       The Certificate Amendment. The Company shall have filed with the Delaware Secretary of State the Certificate Amendment.

7.09       No Liabilities. As of the Closing Date, Source shall have no liabilities of any nature, contingent or otherwise, in an amount in excess of $25,000.

7.10       Termination of Employment Contracts. All agreements relating to the employment or retention of employees or consultants of Source shall have been terminated without liability to the Source.

7.11       Change of Fiscal Year. Source shall have made all filings necessary to and shall have changed its fiscal year to December 31.

7.12       Cancellation of Derivative Securities; Outstanding Securities. All derivative securities of Source shall have been cancelled or converted so that as of the Closing Date Source shall have no more than 38,807,335 shares outstanding on a fully diluted basis.

7.13       Shareholder Approval. The Shareholder Approval shall have been obtained.

7.14       Other Items. The Company shall have received further documents, certificates, or instruments relating to the transactions contemplated hereby as the Company may reasonably request.

7.15       Schedules and Other Information. Source shall have delivered to the Company the Source Disclosure Schedules required hereunder, and other books and records reasonably requested in connection with the Company’s due diligence investigation of Source, and there shall have been no disclosure in any schedule delivered after the date of execution and delivery of this Agreement, or the documents described therein, or in any disclosure provided in connection with such due diligence investigation, which in the reasonable opinion of the Company does or may have a materially adverse effect on the value of the business of Source or on its assets, properties or goodwill.

ARTICLE VIII
TERMINATION AND INDEMNIFICATION

8.01       Termination. This Agreement may be terminated at any time prior to the Closing:

(a)       by mutual written consent of Source and the Company;

(b)       by either the Company or Source if the Closing shall not have occurred on or before such date which is thirty (30) days from the date of the execution of this Agreement (unless the failure to consummate the transactions by such date shall be due to the action or failure to act of the party seeking to terminate this Agreement which, in the case of the Company would include the failure of any Stockholder);

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(c)       by Source if: (i) the Company shall have failed to timely comply in any material respect with any of the other covenants, conditions, terms or agreements contained in this Agreement to be complied with or performed by it, which breach is not cured within ten (10) days if capable of cure; or (ii) any representations and warranties of the Company or the Stockholders contained in this Agreement shall have been materially false when made or on and as of the Closing Date; or

(d)       by the Company if: (i) Source shall have failed to timely comply in any material respect with any of the covenants, conditions, terms or agreements contained in this Agreement to be complied with or performed by it, which breach is not cured within ten (10) days if capable of cure; or (ii) any representations and warranties of Source contained in this Agreement shall have been materially false when made or on and as of the Closing Date.

8.02       Effect of Termination. In the event of the termination of this Agreement pursuant to this Article 8, all further obligations of the parties under this Agreement shall forthwith be terminated without any further liability of any party to the other parties; provided, however, that nothing contained in this Section 8.02 shall relieve any party from liability for any breach of this Agreement. Upon termination of this Agreement for any reason, each of the parties shall promptly cause to be returned to the other all documents and information obtained in connection with this Agreement and the transactions contemplated by this Agreement and all documents and information obtained in connection with the investigation of the other party’s business, operations and legal affairs, including any copies made of any such documents or information.

8.03       Indemnification

(a)       The Company shall indemnify and hold Source harmless, and shall reimburse Source for, any loss, liability, claim, damage, expense, including, but not limited to, reasonable cost of investigation and defense and reasonable attorneys’ fees (collectively, “Damages”), arising from or in connection with: (i) any inaccuracy in any of the representations and warranties of the Company and Stockholders contained herein or in any certificate delivered by the Company or a Stockholder pursuant to this Agreement, or any actions, omissions or states of facts inconsistent with any such representation or warranty; or (ii) any failure by the Company to perform or comply with any provision of this Agreement.

(b)       Source shall indemnify and hold the Company and the Stockholders harmless, and shall reimburse the Stockholders for any Damages arising from: (i) any inaccuracy in any of the representations and warranties of Source in this Agreement or in any certificate delivered by Source pursuant to this Agreement, or any actions, omissions or states of facts inconsistent with any such representation or warranty; or (ii) any failure by Source to perform or comply with any provision of this Agreement.

8.04       Procedure for Indemnification. Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not relieve it of any liability that it may have to any indemnified party except to the extent the defense of such action by the indemnifying party is prejudiced thereby. In case any such action shall be brought against an indemnified party and it shall give notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof with counsel reasonable satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such section for any fees of other counsel or any other expenses, in each case subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation, If an indemnifying party assume the defense of such an action: (a) no compromise or settlement thereof may be effected by the indemnifying party without the indemnified party’s consent (which shall not be unreasonable withheld) unless: (i) there is no finding or admission of any violation of law or any violation of the rights of any person which is not fully remedied by the payment referred to in clause; (ii) no adverse effect on any other claims that may be made against the indemnified party; and (ii) the sole relief provided is monetary damages that are paid in full by the indemnifying party; (b) the indemnifying party shall have no liability with respect to any compromise or settlement thereof effected without its consent (which shall not be reasonably withheld); and (c) the indemnified party will reasonably cooperate with the indemnifying party in the defense of such action. If notice is given to an indemnifying party of the commencement of any action and it does not, within fifteen days after the indemnified party’s notice is given, give notice to the indemnified party of its election to assume the defense thereof, the indemnifying party shall be bound by any determination made in such action or any compromise or settlement thereof effected by the indemnified party. Notwithstanding the foregoing, if an indemnified party determined in good faith that there is a reasonable probability that an action may materially and adversely affect it or its affiliated other than as a result of monetary damages, such indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise or settle such action, but the indemnifying party shall not be bound by any determination of an action so defended or any compromise or settlement thereof effected without its consent (which shall not be unreasonably withheld).

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ARTICLE IX
MISCELLANEOUS

9.01       Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the State of California, without giving effect to principles of conflicts of law thereunder. Venue for all matters shall be in Los Angeles, CA. Each of the parties (a) irrevocably consents and agrees that any legal or equitable action or proceedings arising under or in connection with this Agreement shall be brought exclusively in the District Court of the United States located in Los Angeles County. By execution and delivery of this Agreement, each party hereto irrevocably submits to and accepts, with respect to any such action or proceeding, generally and unconditionally, the jurisdiction of the aforesaid court, and irrevocably waives any and all rights such party may now or hereafter have to object to such jurisdiction.

9.02       Notices. Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by overnight courier or registered mail or certified mail, postage prepaid, or electronic mail, addressed as follows:

If to the Company or any Stockholder:

CSES Group, Inc.
441 Nandy Drive
Roseburg, OR 97471
Attn: William Lopshire, Chief Executive Officer

If to Source:

Source Financial, Inc.
604 Arizona Avenue
Santa Monica, CA 90401
Attn: Edward C. DeFeudis, Chief Executive Officer

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered or sent by electronic mail, (ii) on the day after dispatch, if sent by overnight courier, and (iii) three (3) days after mailing, if sent by registered or certified mail.

9.03       Attorney’s Fees. In the event that either party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

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9.04       Confidentiality. Each party hereto agrees with the other that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein.

9.05       Public Announcements and Filings. Unless required by applicable law or regulatory authority, none of the parties will issue any report, statement or press release to the general public, to the trade, to the general trade or trade press, or to any third party (other than its advisors and representatives in connection with the transactions contemplated hereby) or file any document relating to this Agreement and the transactions contemplated hereby except as may be mutually agreed by the parties. Copies of any such filings, public announcements or disclosures, including any announcements or disclosures mandated by law or regulatory authorities, shall be delivered to each party at least one (1) business day prior to the release thereof.

9.06       Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party’s schedules delivered pursuant to this Agreement.

9.07       Third Party Beneficiaries. This contract is strictly between Source and the Company, and, except as specifically provided, no director, officer, stockholder (other than the Stockholders), employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

9.08       Expenses. Whether or not the Exchange is consummated, each of Source and the Company will bear their own respective expenses, including legal, accounting and professional fees incurred in connection with the Exchange or any of the other transactions contemplated hereby.

9.09       Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

9.10       Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. This Agreement may by amended only by a writing signed by all parties hereto.

9.11       Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of one year except that the representation and warranty of the Stockholders in Section 2.01 as to the ownership of the Company Shares shall survive for the period equal to the applicable statute of limitations relating to said matter.

9.12       Best Efforts. Subject to the terms and conditions herein provided, each party shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. Each party also agrees that it shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

9.13       Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

[Signature Page Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first-above written.

Source Financial, Inc.

By:
	Name:	Edward C. DeFeudis
	Title:	Chief Executive Officer

CSES Group, Inc.

By:
	Name:	William Lopshire
	Title:	Chief Executive Officer

CSES Acquisition, Inc.

By:
Name:
Title:

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SCHEDULE 2.01(b)
PRO FORMA CAPITALIZATION TABLE

Source Financial, Inc.	38,807,335 shares	(1)
CSES Group
private placement shares	17,046,000 shares	(2)
outstanding shares	109,999,969 shares	(3)
Total CSES Group	127,045,969 shares	(4)

Total combined company	165,853,304

(1)	includes shares issued in connection with the conversion/exercise of SFI derivative securities and pursuant to a consulting agreement
(2)	assumes placement of $4,000,000
(3)	excluding options to purchase up to 31,961,250 shares, warrants to purchase up to 18,409,680 shares and potential conversion of a promissory note for 532,687 shares
(4)	based on an exchange ratio of 10.65375

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SCHEDULE 2.01(b)
MERGER CONSIDERATION SCHEDULE

Stockholder	Number of Source Shares*	Number of Source Warrants*
Bob Davis	3,000,000	-0-
William Lopshire	1,408,333	-0-
Kjell Nesen	1,108,334	-0-
Donna Anfinson	500,000	-0-
John R. Jones	250,000	-0-
Vaswani Family Trust	150,000	-0-
Farbridge LLC	100,000	-0-
Elliott Family Trust	75,000	-0-
“Equity Trust Co. Custodian FBO Brigid Kettenburg IRA”	75,000	-0-
Rouse Family Trust	25,000	-0-
Ohare Investment Group Inc	25,000	-0-
Robert Brown	25,000	-0-
Vaswani Family Trust	50,000	-0-
“Equity Trust Co. Custodian FBO Brigid Kettenburg IRA”	50,000	-0-
Rouse Family Trust	42,083	-0-
Ben Itkin	37,500	-0-
Bryan Ezralow	167,614	-0-
Tyler Runnels	167,614	-0-
Robert Brown	25,000	-0-
Linda Khoenle	195,189	-0-
Stephanie Ann Koors	15,000	-0-
Gregg Bernstein	25,000	-0-
Kawasaki Consulting Inc	700,000	-0-
Robert Khoenle	25,000	-0-
Suzan Toth	25,000	-0-
William Lopshire Family Trust	700,000	-0-
John F. Dwight III	250,000	-0-
Nicole Van Parys Trust U/T/D 11/29/2005	366,000	-0-
Nicholas Van Parys Irrevocable Trust U/T/D 08.29.2005	50,000	-0-
LEVP Irrevocable Trust	200,000	-0-
Anil V. Shah	170,000	170,000
Elevado Investment Company, LLC	40,000	40,000
Jonathan R. Bloch	30,000	30,000
Pacific Capital Mgmt LLC	240,000	240,000
SPA Trust U/T/D 09.13.2004	30,000	30,000
Emerson Partners	20,000	20,000
David Leff Family Trust U/T/D 02.03.1988	10,000	10,000
Arkell Capital Venture I, LLC	120,000	120,000
T.C. Mosby Investments, LLC	200,000	200,000
EMSE, LLC	40,000	40,000
Freedman 2006 Irrevocable Trust U/T/D 02.27.2006	10,000	10,000
Freedman Family Trust U/T/D 05/25/1982	10,000	10,000
C and R Irrevocable Trust U/T/D 11/05/2007	10,000	10,000
Marc Ezralow Irrevocable Trust U/T/D 06.01.2004	10,000	10,000
Marc Ezralow 1997 Trust U/T/D 11.26.1997	40,000	40,000
J. Steven Emerson IRA R/O II Pershing LLC as Custodian	140,000	140,000
J. Steven Emerson Roth IRA Pershing LLC as Custodian	80,000	80,000
Bryan Ezralow 1994 Trust U/T/D 12.22.1994	200,000	200,000
G. Tyler Runnels and Jasmine N. Runnels TTEES The Runnels Family Trust DTD 1-11-2000	72,000	72,000
Van Parys Cornejo Family Trust	476,333	-0-
Anthony Balestrieri	16,000	-0-
T.R. Winston & Company, LLC	128,000	128,000
Russell Steward	-0-	8,960
Karen Kang	-0-	10,240
T.R. Winston & Company, LLC	-0-	51,200
G. Tyler Runnels and Jasmine N. Runnels TTEES The Runnels Family Trust DTD 1-11-2000	-0-	57,600
*Times the Exchange Ratio of 10.65375

A-22

SCHEDULE 3.07

8% - $100,000 CSES Group, Inc. Convertible Promissory Note: Convertible at the election of the Holder (Equity Trust Company Custodian FBO Brigid Kettenburg IRA) at any time prior to maturity at the rate of $2.00 per share.

A-23

SCHEDULE 3.11

Employment Agreement – Bob Davis

Employment Agreement – William Lopshire

Employment Agreement – Kjell Nesen

Employment Agreement – Michael Van Parys

Advisory Agreement – Steven Antebi

Consulting Agreement – Kawasaki Consulting, Inc.

A-24

SCHEDULE 4.02

Pre-closing:

10,748,884 Common

2,082 Series C Convertible Preferred

Post-closing:

165,853,304 Common

●	10,748,884 Current Outstanding

●	7,653,464 Common (Derivative Security Conversions: Spider: 3,189,208 and Thomas: 4,464,256)

●	20,404,987 (SSA Consulting Agreement)

●	17,046,000 (Private Placement Shares)

●	109,999,969 (CSES Group, Inc.)

18,409,680 Warrants

31,961,250 Options

532,687 shares from a convertible note

A-25

SCHEDULE 4.14

SSA Consulting Agreement dated September 16, 2016 and Amendment November 22, 2016, for 20,404,987 Common shares.

A-26

SCHEDULE 4.15

Source Financial, Inc. owns two bank accounts, and Edward C. DeFeudis is the only authorized signer of each.

●	Source Financial, Inc. account number 127322708 at City National Bank.

●	Songstress, Inc. account number 385017909385 at Bank of America.

●	All Bank statements are available in DropBox folders.

A-27

APPENDIX B

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
SOURCE FINANCIAL, INC.

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Source Financial, Inc., resolutions were duly adopted setting forth proposed amendments of the Certificate of Incorporation of said corporation, declaring said amendments to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that the Certificate of Incorporation be amended by changing the Article thereof numbered “FIRST” so that, as amended, said Article shall be and read as follows:

“FIRST: The name of the corporation is Alltemp, Inc.”

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “FOURTH” so that, as amended, said Article shall be and read as follows:

“FOURTH: The Corporation shall have the authority to issue up to 10,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”) and up to 500,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”). The board of directors is hereby expressly authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, said amendments were approved by written consent of the holder of a majority of the outstanding voting shares of the Corporation entitled to vote upon said amendments in Lieu of a Special Meeting of the Stockholders of said Corporation in accordance with Section 228 of the General Corporation Law of the State of Delaware.”

THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ______ day of February 2017.

/s/ Edward C. DeFeudis
Edward C. DeFeudis
President and Chief Executive Officer

B-1